UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Asset Services, LLC

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 11/30

Date of reporting period: 11/30/15

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Roosevelt Multi-Cap Fund

Annual Report

November 30, 2015

Fund Adviser:

The Roosevelt Investment Group, Inc.

730 Third Avenue

23rd Floor

New York, NY 10017

Toll Free: (877) 322-0576

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited)

During the 12 month period ended November 30, 2015, the Roosevelt Multi-Cap Fund’s (the “Fund”) Investor Class and Institutional Class returned -0.24% and 0.07%, respectively, trailing the benchmark Russell 3000® Index’s gain of 2.58%. One of the key factors behind the Fund’s underperformance during this time period was the energy sector. While our average weighting during the year was correctly positioned below the benchmark weight given the challenging environment, in hindsight we were a bit too slow to trim two stocks in particular which were responsible for most of the underperformance.

These two stocks accounted for nearly all of the weakness in the Energy sector, as Range Resources declined by just over 58% and Kinder Morgan fell by 40%. Both companies suffered not only from weak commodity prices like their peers, but also from balance sheet positioning which led investors to question their ability to continue to fund operations in the current commodity price environment. We sold out of our position in Kinder Morgan at 3 different times during the year, and on average achieved attractive prices for all three sales relative to where the shares finished the year. We sold our Range position subsequent to the end of the Fund’s fiscal year.

The Consumer Staples sector was another area of relative weakness for us. Boston Beer and Archer Daniels Midland were the weakest of the Fund’s holdings in the Consumer Staples space. Boston Beer has experienced challenges growing in a very crowded craft beer marketplace, and Archer Daniels Midland has been negatively impacted by lower demand for ethanol. Both positions were ultimately sold.

The Fund performed best in the Materials space. Our holdings in this area in aggregate generated a return of 10.6%, besting the benchmark’s -6.4% sector return. Sherwin Williams was a strong holding for us, returning 14% over this period, while DuPont was a strong outperformer for the Fund during the period it was owned. Sherwin Williams is a part of the Fund’s housing theme, and the company benefited from both demand for paint but also from low raw materials prices. DuPont is part of the Fund’s corporate catalysts theme, and the shares jumped in October when the CEO announced her retirement.

The Information Technology sector was another positive area for us, where Verisign and Facebook led the charge. Verisign returned roughly 57% while Facebook returned 34%. Verisign has benefited from stronger than anticipated demand for domain name registrations, particularly out of China. Facebook continues to benefit from user migration from desktop to mobile usage and very strong demand for advertising as the secular shift towards mobile advertising continues – particularly video ads which result in higher revenues for the company.

We continue to have a positive view on the market overall. Investors appear to have digested the Fed’s decision to hike interest rates without much difficulty, and conditions generally remain benign. Central banks are in easing mode around the world except for the U.S. Unemployment is near historic lows yet inflation remains in check, and we believe the economy looks set to continue its current slow-growth path into 2016.

Most companies seem to have adapted to a slower growth environment and in response have pulled back on capital expenditures, resulting in higher free cash flow generation and better margins. While low commodity prices have yet to provide the boost to consumer spending that we had anticipated, that may be on the horizon. Items we are watching as sources of potential trouble for the market include China’s economic growth deceleration, wage pressures negatively impacting profit margins, and additional declines in commodity prices causing pressure on bond spreads and impacting overall availability of credit. As always, we maintain our risk conscious approach as we invest for long term capital appreciation.

It is worth keeping in mind that the Federal Reserve’s extraordinary path of monetary accommodation over the past seven years has resulted in a massive reduction in market volatility and a general compression of risk premiums. With the Federal Reserve beginning to exit its stimulus program and an abundance of geopolitical risks, we anticipate volatility may increase. At that point, a risk-oriented approach focused on providing protection during severe market downturns may find favor.

1

INVESTMENT RESULTS – (Unaudited)

Total Returns*

(for the periods ended November 30, 2015)

		Average Annual Returns
	One Year	Five Years	Ten Years
Roosevelt Multi-Cap Fund – Investor Class	-0.24%	7.86%	6.35%
Russell 3000® Index**	2.58%	14.13%	7.59%
S&P 500® Index**	2.75%	14.40%	7.48%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated March 30, 2015, were 1.21% of average daily net assets. Additional information pertaining to the Fund’s expense ratios as of November 30, 2015 can be found in the financial highlights.

Total Returns*

(for the periods ended November 30, 2015)

		Average Annual Returns
	One Year	Five Years	Ten Years
Roosevelt Multi-Cap Fund – Institutional Class (a)	0.07%	8.17%	6.63%
Russell 3000® Index**	2.58%	14.13%	7.59%
S&P 500® Index**	2.75%	14.40%	7.48%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated March 30, 2015, were 0.96% of average daily net assets. Additional information pertaining to the Fund’s expense ratios as of November 30, 2015 can be found in the financial highlights.

(a)

The Institutional Class commenced operations on October 16, 2012. This performance reflects the Fund’s Investor Class for periods prior to October 16, 2012. Unlike Institutional Class shares, Investor Class shares bear a 12b-1 fee of 0.25%. This difference is reflected in the performance information. Accordingly, had the Institutional Class of the Fund been operational for periods prior to October 16, 2012, the performance information would have been different as a result of lower annual operating expenses.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The S&P 500® Index and the Russell 3000® Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. These indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Roosevelt Multi-Cap Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-322-0576.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

2

Comparison of the Growth of a $10,000 Investment in the Roosevelt Multi-Cap Fund – Investor Class, the Russell 3000® Index, and the S&P 500® Index (Unaudited)

The graph shows the value of a hypothetical initial investment of $10,000 in the Investor Class of the Fund, the Russell 3000® Index and the S&P 500® Index on November 30, 2005 and held through November 30, 2015. The performance of the Institutional Class of the Fund’s shares will be greater than or less than the line shown based on the differences in fees paid by shareholders investing in the different classes. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 3000® Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information on the Roosevelt Multi-Cap Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-322-0576.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

3

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Roosevelt Multi-Cap Fund is long-term capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4

SUMMARY OF FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, consisting of management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from June 1, 2015 to November 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Roosevelt Multi-Cap Fund	Beginning Account Value June 1, 2015		Ending Account Value November 30, 2015		Expenses Paid for the Period*		Annualized Expense Ratio
Investor Class Actual Hypothetical**	$ $	1,000.00 1,000.00	$ $	965.10 1,019.23	$ $	5.74 5.90	1.17 1.17	% %
Institutional Class Actual Hypothetical**	$ $	1,000.00 1,000.00	$ $	966.60 1,020.48	$ $	4.51 4.64	0.92 0.92	% %
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365.

**	Assumes a 5% return before expenses.

5

ROOSEVELT MULTI-CAP FUND

SCHEDULE OF INVESTMENTS

November 30, 2015

COMMON STOCKS – 98.33%	Shares	Fair Value
Consumer Discretionary – 14.93%
Amazon.com, Inc. *	3,433	$2,282,258
Darden Restaurants, Inc.	39,463	2,216,637
Home Depot, Inc./The	33,525	4,488,327
Jarden Corp. *	32,590	1,521,301
Michael Kors Holdings Ltd. *	43,691	1,879,587
O’Reilly Automotive, Inc. *	9,234	2,436,576
Walt Disney Co./The	19,787	2,245,231

		17,069,917

Consumer Staples – 5.95%
ConAgra Foods, Inc.	56,546	2,314,428
CVS Health Corp.	23,499	2,211,021
Hershey Co./The	26,426	2,280,828

		6,806,277

Energy – 3.92%
Concho Resources, Inc. *	12,370	1,353,773
EOG Resources, Inc.	20,162	1,682,116
Range Resources Corp.	50,671	1,448,177

		4,484,066

Financials – 14.56%
Affiliated Managers Group, Inc. *	9,618	1,704,598
Bank of America Corp.	62,586	1,090,874
CME Group, Inc.	36,270	3,541,765
Morgan Stanley	80,809	2,771,749
SunTrust Banks, Inc.	55,957	2,429,653
Wells Fargo & Co.	92,798	5,113,170

		16,651,809

Health Care – 11.27%
Allergan PLC *	7,796	2,447,086
Bristol-Myers Squibb Co.	28,276	1,894,775
Celgene Corp. *	25,044	2,741,066
Edwards LifeSciences Corp. *	15,597	2,542,311
Pfizer, Inc.	99,623	3,264,646

		12,889,884

Industrials – 15.88%
Allegion PLC	29,752	1,999,632
Honeywell International, Inc.	28,215	2,932,949
Lockheed Martin Corp.	21,606	4,735,171
Masco Corp.	84,372	2,523,567
Northrop Grumman Corp.	9,227	1,719,544

See accompanying notes which are an integral part of the financial statements.

6

ROOSEVELT MULTI-CAP FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2015

COMMON STOCKS – 98.33% – continued	Shares	Fair Value
Industrials – 15.88% – continued
Old Dominion Freight Line, Inc. *	37,217	$2,371,095
Snap-on, Inc.	10,923	1,880,504

		18,162,462

Information Technology – 21.44%
Alphabet, Inc. – Class A *	5,513	4,205,592
Apple, Inc.	36,144	4,275,835
Facebook, Inc. – Class A *	28,867	3,009,096
Manhattan Associates, Inc. *	24,775	1,897,765
Microchip Technology, Inc.	41,314	1,994,640
NXP Semiconductors NV *	21,955	2,051,914
Splunk, Inc. *	17,034	1,013,523
VeriSign, Inc. *	24,694	2,208,631
Visa, Inc. – Class A	48,944	3,867,065

		24,524,061

Materials – 7.72%
Ecolab, Inc.	18,911	2,253,435
EI du Pont de Nemours & Co.	53,463	3,600,198
Sherwin-Williams Co./The	10,789	2,978,519

		8,832,152

Utilities – 2.66%
NextEra Energy, Inc.	18,907	1,888,053
Sempra Energy	11,589	1,149,976

		3,038,029

TOTAL COMMON STOCKS (Cost $101,650,045)		112,458,657

MONEY MARKET SECURITIES – 2.64%
Fidelity Institutional Money Market Portfolio – Institutional Class, 0.16% (a)	3,023,882	3,023,882

TOTAL MONEY MARKET SECURITIES (Cost $3,023,882)		3,023,882

TOTAL INVESTMENTS – 100.97% (Cost $104,673,927)		115,482,539

Liabilities in Excess of Other Assets – (0.97)%		(1,114,332)

NET ASSETS – 100.00%		$114,368,207

(a)	Rate disclosed is the seven day yield as of November 30, 2015.

*	Non-income producing security.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.)

See accompanying notes which are an integral part of the financial statements.

7

ROOSEVELT MULTI-CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2015

Assets
Investments in securities at fair value (cost $104,673,927)	$115,482,539
Receivable for fund shares sold	93,393
Receivable for investments sold	4,520,997
Dividends receivable	227,906

Total Assets	120,324,835

Liabilities
Payable for fund shares redeemed	650,711
Payable for investments purchased	5,207,179
Payable to Adviser	85,420
Accrued 12b-1 fees – Investor class	9,802
Payable to trustees	3,516

Total Liabilities	5,956,628

Net Assets	$114,368,207

Net Assets consist of:
Paid-in capital	$86,151,453
Accumulated undistributed net investment income	591,309
Accumulated undistributed net realized gain from investment transactions	16,816,833
Net unrealized appreciation on investments	10,808,612

Net Assets	$114,368,207

Net Assets: Investor Class	$47,214,988

Shares outstanding (unlimited number of shares authorized, no par value)	2,843,499

Net asset value, offering and redemption price per share	$16.60

Net Assets: Institutional Class	$67,153,219

Shares outstanding (unlimited number of shares authorized, no par value)	4,000,167

Net asset value, offering and redemption price per share	$16.79

See accompanying notes which are an integral part of the financial statements.

8

ROOSEVELT MULTI-CAP FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2015

Investment Income
Dividend income (net of foreign taxes withheld of $5,246)	$2,368,989

Total investment income	2,368,989

Expenses
Investment Adviser fee	1,209,459
12b-1 fee – Investor class	153,738
Trustee expenses	16,070
Overdraft fees	4,144

Total expenses	1,383,411

Net investment income	985,578

Net Realized and Unrealized Loss on Investments
Net realized gain on investment securities transactions	16,814,361
Net change in unrealized appreciation of investment securities	(17,401,880)

Net realized and unrealized loss on investments	(587,519)

Net increase in net assets resulting from operations	$398,059

See accompanying notes which are an integral part of the financial statements.

9

ROOSEVELT MULTI-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014
Change in Net Assets due to:
Operations
Net investment income	$985,578	$434,836
Net realized gain on investment securities transactions	16,814,361	25,903,730
Net change in unrealized appreciation of investment securities	(17,401,880)	(14,002,335)

Net increase in net assets resulting from operations	398,059	12,336,231

Distributions
From net investment income – Investor Class	(216,717)	–
From net investment income – Institutional Class	(409,483)	–
From net realized gains – Investor Class	(12,161,388)	(11,539,367)
From net realized gains – Institutional Class	(11,085,719)	(7,097,847)

Total distributions	(23,873,307)	(18,637,214)

Capital Transactions – Investor Class
Proceeds from shares sold	5,801,995	16,625,688
Reinvestment of distributions	11,884,387	10,246,470
Amount paid for shares redeemed	(45,012,377)	(49,439,881)

Total Investor Class	(27,325,995)	(22,567,723)

Capital Transactions – Institutional Class
Proceeds from shares sold	14,368,067	26,845,204
Reinvestment of distributions	9,139,655	5,238,209
Amount paid for shares redeemed	(24,931,696)	(20,683,136)

Total Institutional Class	(1,423,974)	11,400,277

Net decrease in net assets resulting from capital transactions	(28,749,969)	(11,167,446)

Total Decrease in Net Assets	(52,225,217)	(17,468,429)

Net Assets
Beginning of year	166,593,424	184,061,853

End of year	$114,368,207	$166,593,424

Accumulated undistributed net investment income included in net assets at end of year	$591,309	$434,836

Share Transactions – Investor Class
Shares sold	328,255	890,839
Shares issued in reinvestment of distributions	702,783	552,967
Shares redeemed	(2,647,045)	(2,665,510)

Total Investor Class	(1,616,007)	(1,221,704)

Share Transactions – Institutional Class
Shares sold	843,321	1,437,596
Shares issued in reinvestment of distributions	536,050	280,570
Shares redeemed	(1,455,203)	(1,101,032)

Total Institutional Class	(75,832)	617,134

Net decrease in shares outstanding	(1,691,839)	(604,570)

See accompanying notes which are an integral part of the financial statements.

10

ROOSEVELT MULTI-CAP FUND – INVESTOR CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	Year Ended November 30, 2015		Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011
Selected Per Share Data:
Net asset value, beginning of year	$19.43		$20.09	$16.23	$15.99	$16.45

Income from investment operations:
Net investment income (loss)	0.13		0.03	0.01 (a)	0.03	(0.03)
Net realized and unrealized gain (loss)	(0.13	)(b)	1.34	4.10	1.69	(0.42)

Total from investment operations	–	(c)	1.37	4.11	1.72	(0.45)

Less distributions to shareholders:
From net investment income	(0.05)		–	(0.05)	–	(0.01)
From net realized gain	(2.78)		(2.03)	(0.20)	(1.48)	–

Total distributions	(2.83)		(2.03)	(0.25)	(1.48)	(0.01)

Net asset value, end of year	$16.60		$19.43	$20.09	$16.23	$15.99

Total Return (d)	(0.24)%		7.32%	25.37%	11.87%	(2.75)%

Ratios and Supplemental Data:
Net assets, end of year (000)	$47,215		$86,627	$114,119	$162,359	$150,378
Ratio of expenses to average net assets	1.17%		1.16%	1.16%	1.25%	1.26%
Ratio of net investment income (loss) to average net assets	0.60%		0.13%	0.06%	0.17%	(0.13)%
Portfolio turnover rate	89%		87%	86%	116%	150%

(a)	Per share net investment income has been calculated using the average shares method.

(b)	Realized and unrealized gains and losses in the caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the Statement of Operations due to share transactions for the period.

(c)	Rounds to less than $0.005.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of the financial statements.

11

ROOSEVELT MULTI-CAP FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013	Period Ended November 30, 2012 (a)
Selected Per Share Data:
Net asset value, beginning of period	$19.62	$20.22	$16.24	$16.17

Income from investment operations:
Net investment income	0.15	0.07	0.12 (b)	0.02	(b)
Net realized and unrealized gain	(0.10)	1.36	4.07	0.05

Total from investment operations	0.05	1.43	4.19	0.07

Less distributions to shareholders:
From net investment income	(0.10)	–	(0.01)	–
From net realized gain	(2.78)	(2.03)	(0.20)	–

Total distributions	(2.88)	(2.03)	(0.21)	–

Net asset value, end of period	$16.79	$19.62	$20.22	$16.24

Total Return (c)	0.07%	7.60%	25.77%	0.43	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$67,153	$79,966	$69,942	$1,881
Ratio of expenses to average net assets	0.92%	0.91%	0.91%	0.91	%(e)
Ratio of net investment income to average net assets	0.84%	0.40%	0.64%	1.62	%(e)
Portfolio turnover rate	89%	87%	86%	116	%(d)

(a)	For the period October 16, 2012 (commencement of operations) to November 30, 2012.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes which are an integral part of the financial statements.

12

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2015

NOTE 1. ORGANIZATION

The Roosevelt Multi-Cap Fund (the “Fund”), was organized as a diversified series of Unified Series Trust (the “Trust”). The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The objective of the Fund is long-term capital appreciation. The investment adviser to the Fund is The Roosevelt Investment Group, Inc. (“Roosevelt” or the “Adviser”).

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 21, 2001; and Institutional Class shares were first offered to the public on October 16, 2012. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Trustees. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Inverse and Leveraged ETFs – The Fund may invest in inverse and leveraged exchange traded funds (“ETFs”). These ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises. Because inverse and leveraged ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. The net asset value and market price of leveraged or inverse ETFs is usually more volatile than the value of the tracked index or of other ETFs that do not use leverage.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income or complying with other provisions to be eligible for RIC qualification. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

13

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. Expenses attributable to any class are borne by that class. Income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Short-term capital gains distributions received are recorded as dividend income for financial reporting purposes. Long-term capital gains distributions received are recorded as such for financial reporting purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

14

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service or Adviser with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are generally categorized as Level 3 securities.

Investments in mutual funds, including money market securities, are generally priced at the ending net asset value (NAV) provided by the service agent of the Fund. These securities are categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence

15

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2015:

		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks*	$112,458,657	$—	$—	$112,458,657
Money Market Securities	$3,023,882	$—	$—	$3,023,882
Total	$115,482,539	$—	$—	$115,482,539
*	Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the year ended November 30, 2015.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Adviser has agreed to provide investment advisory services to the Fund, and to pay most operating expenses of the Fund, in return for a “universal fee.” The Agreement states that the Fund, not the Adviser, is obligated to pay the following expenses: brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), Rule 12b-1 fees and expenses of the non-interested trustees and such extraordinary or non-recurring expenses as may arise, including litigation and the indemnification of the Trust’s Trustees and Officers. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.90% of the average daily net assets of the Fund.

For the year ended November 30, 2015, the Adviser earned $1,209,459 from the Fund for its advisory services. At November 30, 2015, the Fund owed the Adviser $85,420 for these services.

Huntington Asset Services, Inc. (“HASI”) provided the Fund with administration, fund accounting, and transfer agency services, including all regulatory reporting and necessary office equipment and personnel. The Adviser pays all administration, transfer agency and fund accounting fees on behalf of the Fund per the Agreement.

Huntington National Bank (the “Custodian”) serves as custodian of the Fund’s investments. Unified Financial Securities, Inc. (the “Distributor”) acted as the principal distributor of the Fund’s shares.

Certain officers of the Trust are members of management and/or employees of Ultimus Asset Services, LLC (“Ultimus”) (formerly Huntington Asset Services, Inc.). Ultimus operates as a wholly-owned subsidiary of Ultimus Fund Solutions, LLC, the parent company of the Unified Financial Securities, LLC (formerly Unified Financial Securities, Inc.). Prior to January 1, 2016, HASI and the Distributor operated as wholly-owned subsidiaries of Huntington Bancshares, Inc., the parent company of the Custodian. A Trustee of the Trust is a member of management of the Custodian. Officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

16

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay the Adviser a fee aggregating 0.25% of the average daily net assets of the Investor Class in connection with the promotion and distribution of Investor Class shares or the provision of services to shareholders, including, but not necessarily limited to, advertising, compensation to dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Adviser may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. For the year ended November 30, 2015, the Fund accrued 12b-1 fees for the Investor Class of $153,738 of which $9,802 was unpaid at November 30, 2015.

NOTE 5. INVESTMENTS

For the year ended November 30, 2015, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases
U.S. Government Obligations	$—
Other	$115,886,137
Sales
U.S. Government Obligations	$—
Other	$165,811,670

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the Investment Company Act of 1940. At November 30, 2015, there were no beneficial owners with more than 25% of the voting securities of the Fund.

NOTE 8. FEDERAL TAX INFORMATION

At November 30, 2015, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross appreciation	$12,977,791
Gross depreciation	(2,390,477)

Net appreciation on investments	$10,587,314

17

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 8. FEDERAL TAX INFORMATION – continued

At November 30, 2015, the aggregate cost of securities for federal income tax purposes was $104,895,225.

The tax character of distributions paid during the fiscal years ended November 30, 2015 and 2014 was as follows:

	2015	2014
Ordinary income	$626,200	$—
Long-term capital gain	23,247,107	18,637,214

Total distributions paid	$23,873,307	$18,637,214

At November 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$566,156
Undistributed long-term capital gains	17,063,284
Net unrealized appreciation	10,587,314

$28,216,754

At November 30 2015, the difference between book basis and tax-basis unrealized appreciation was primarily attributable to wash sale losses.

NOTE 9. RECLASSIFICATION OF CAPITAL ACCOUNTS

Permanent differences, incurred during the year ended November 30, 2015, resulting from differences in book and tax accounting have been reclassified at year end to accumulated undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

Accumulated Undistributed Net Investment Income	$(202,905)
Accumulated Net Realized Gain (Loss)	(2,337,810)
Paid-In Capital	2,540,715

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. On November 13, 2015, Huntington Bancshares Inc. entered into an agreement to sell Huntington Asset Services, Inc. and Unified Financial Services, Inc. to Ultimus Fund Solutions, LLC. The sale closed on December 31, 2015. Management has determined that there were no additional items requiring additional disclosure.

On December 29, 2015, the Institutional Class paid an income distribution of $0.105170 and a long-term capital gain distribution of $2.530177 and the Investor Class paid an income distribution of $0.054432 and a long-term capital gain distribution of $2.530177 per share to shareholders of record on December 28, 2015.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Roosevelt Multi-Cap Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Roosevelt Multi-Cap Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Roosevelt Multi-Cap Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 27, 2016

19

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 68) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A., a full service trust company, from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 69) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 65) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC, a manufacturer of forged steel wheels and axles, since August 2011; Director Steel Wheels Acquisition Corp., and Standard Steel, Inc., both holding companies which, through subsidiaries, produce steel wheels and axles, since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 63) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.

20

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Independent Trustees – continued
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (Age – 66) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 14 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 60)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
John C. Swhear (Age – 54) President, August 2013 to present	Vice President of Legal Administration and Compliance for Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.), the Trust’s administrator, since April 2007, Director since May 2014; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Interim President of Unified Series Trust from March 2012 to August 2013; Senior Vice President of Unified Series Trust from May 2007 to August 2013; Chief Compliance Officer of Unified Financial Securities, LLC, the Trust’s distributor, since May 2007, Director since May 2014; Chief Compliance Officer and AML Officer of Capitol Series Trust since September 2013; Secretary of Huntington Funds from April 2010 to February 2012; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.

21

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Interested Trustees & Officers – continued
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Zachary Richmond (Age – 35) Treasurer and Chief Financial Officer, November 2014 to present	AVP, Associate Director of Financial Administration for Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.), the Trust’s administrator, since January 2011; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Interim Treasurer and Chief Financial Officer of Unified Series Trust from August 2014 to November 2014; Assistant Treasurer of Unified Series Trust from May 2011 to August 2014; Supervisor, Fund Administration for Citi Fund Services Ohio, Inc. from October 2007 to December 2010.
Lynn E. Wood (Age – 69) Chief Compliance Officer, October 2004 to present	Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.
Latavia M. Evans (Age – 29) Secretary, February 2015 to present	Paralegal, Risk and Compliance, Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.), the Trust’s administrator, since May 2014; Paralegal at private law firm from May 2012 to May 2014; Paralegal at Fayette County Attorney’s Office from February 2011 to May 2012; Paralegal Intern at Kentucky Department of Public Advocacy from September 2010 to December 2010; Student from September 2009 to December 2010.
*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 14 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that was under common control with Unified Financial Securities, LLC, the Trust’s distributor.

22

OTHER FEDERAL INCOME TAX INFORMATION – (Unaudited)

The Form 1099-DIV you receive in January 2016 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2015 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the year ended November 30, 2015, the Fund designated $23,247,108 as long-term capital gain distributions.

23

MANAGEMENT AGREEMENT RENEWAL – (Unaudited)

The Roosevelt Multi-Cap Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, The Roosevelt Investment Group, Inc. (“Roosevelt”).

The Board of Trustees, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on July 14, 2015, via teleconference to consider the renewal of the management agreement between the Trust and Roosevelt on behalf of the Fund. In advance of the Committee meeting, the Trustees received and reviewed materials compiled by the Trust’s administrator (the “Administrator”). These materials included: (a) a detailed letter to Roosevelt requesting information that the Board likely would consider in determining whether to renew the Fund’s management agreement, and Roosevelt’s responses; (b) a description of factors considered by the Board in approving the management agreement during the prior year; (c) commentary prepared by Roosevelt discussing the Fund’s performance over the twelve-months ended May 31, 2015, factors affecting this performance, and why the performance varied from that of the Fund’s benchmark; (d) a schedule of the Fund’s investments as of May 31, 2015; (e) the Administrator’s memorandum comparing the Fund’s performance returns to those of its benchmarks, Morningstar category, and peer group for relevant periods ended May 31, 2015; comparing the Fund’s advisory fee and total expense ratio to those of its peer group; and providing certain other Fund performance and volatility information as reported by Morningstar; (f) information provided by Roosevelt regarding the composite performance of, and management fees charged to, separately managed and private client accounts managed by Roosevelt using an investment strategy that is comparable to the strategy used to manage the Fund; (g) a profitability analysis prepared by Roosevelt with respect to the Fund; (h) a soft dollar report for the Fund prepared by Roosevelt; (i) Roosevelt’s balance sheet as of May 31, 2015, and income statement for the year-to-date period ended May 31, 2015; (j) a copy of the Fund’s management agreement; and (k) a report from the Trust’s Chief Compliance Officer summarizing his review of Roosevelt’s compliance program. After discussing the materials, the Committee interviewed Roosevelt’s Chief Compliance Officer (who also serves as Roosevelt’s General Counsel and Chief Operating Officer) and Compliance Manager.

At the Board’s August 17, 2015, in-person meeting, the Board considered an updated peer-group expense comparison for the Fund and updated performance information as of July 31, 2015. At this in-person meeting, the Board, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Roosevelt, approved the continuation of the management agreement between the Trust and Roosevelt on behalf of the Fund for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all of the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors. Because the Fund’s management agreement is reviewed and considered by the Board on an annual basis, the Trustees’ determinations may be based, in part, on their consideration of the management agreement in previous years.

(a)	The Nature, Extent and Quality of Services – The Trustees reviewed Roosevelt’s responses regarding the resources provided to the Fund, and considered the adequacy of these resources in light of the desired growth in the levels of the Fund’s assets. The Trustees determined that Roosevelt’s resources appear adequate, and specifically noted that Roosevelt continues to provide the services and support of various administrative and professional staff, including a team of portfolio managers, a chief compliance officer, a compliance manager, and traders. The Trustees also noted Roosevelt’s representation that it carries its own D&O/E&O coverage.

24

MANAGEMENT AGREEMENT RENEWAL – (Unaudited)

(b)	Fund Performance – The Trustees reviewed and discussed the performance of the Fund for periods ended May 31, 2015. The Trustees considered that both Fund share classes underperformed the Fund’s benchmark, the Russell 3000 Index, and the peer group average and median over the year-to-date and one-, three-, and five-year periods. The Trustees considered Roosevelt’s explanation that much of the Fund’s recent underperformance is attributable to a ceratin poor performing positions in the Industrial and Financial sectors.

The Trustees considered Roosevelt’s representation that it uses an investment strategy to manage private client group assets and separately managed accounts that is similar to the strategy used to manage the Fund. The Trustees reviewed composite returns for the private client group and separately managed accounts, as provided by Roosevelt, and noted that the Fund slightly outperformed the separately managed accounts composite while underperforming the private client group composite.

(c)	Fee Rate and Profitability – The Trustees reviewed Fund peer group expense comparison information. The Trustees considered that the Fund’s advisory fee is higher than the average and median advisory fee of its peer group. The Trustees noted, however, that unlike most mutual funds, the Fund has a “universal fee” structure, which means Roosevelt pays for most of the Fund’s operating expenses out of its management fee. The Trustees considered that the Fund’s total expense ratio is only slightly higher than the peer group average and median for similarly sized funds.

The Trustees also reviewed a profitability analysis prepared by Roosevelt, which showed that, whether or not marketing expenses are taken into consideration, Roosevelt is earning a profit as a result of managing the Fund. The Trustees determined that the profit is not excessive, in part based their consideration of comparative profitability information from a Management Practice Inc. survey on the profitability of publicly owned investment management companies. The Trustees concluded that the current advisory fee and fee structure for the Fund represents reasonable compensation in light of the nature and quality of services being provided to the Fund, the fees paid by competitive mutual funds, and the costs incurred by Roosevelt in providing services to the Fund.

The Trustees considered Roosevelt’s representation that it typically charges other client accounts managed in a similar style a management fee that varies from 0.5% to 1.0%, depending on the size of the account. The Trustees noted that the Fund’s advisory fee is 0.9%. The Trustees considered the increased reporting and other obligations imposed on Roosevelt in managing the Fund and reporting to the Board, compared to the lower burden imposed on it in managing other accounts.

The Trustees considered other potential benefits that Roosevelt may receive in connection with its management of the Fund. These benefits include third-party research obtained using soft dollars generated by certain Fund transactions, which may be used to benefit the Fund along with other Roosevelt advisory clients. The Trustees noted that Roosevelt directs the Fund’s brokerage transactions to brokers who provide access to such research services. The Trustees considered that they review Broker Commission Reports quarterly, and determined to continue to monitor the Fund’s brokerage transactions.

(d)	Economies of Scale – In determining the reasonableness of the advisory fee and Roosevelt’s profitability, the Trustees also considered whether economies of scale will be realized by Roosevelt with respect to the Fund as the Fund grows larger, and the extent to which this is reflected in the Fund’s advisory fee. The Trustees determined that, in light of the size of the Fund, the profitability of the Fund to Roosevelt, and the advisory fee for the Fund, it does not appear that Roosevelt is realizing benefits from economies of scale in managing the Fund to such an extent that the advisory fee should be reduced or that breakpoints in the advisory fee should be requested at this time.

25

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 322-0576 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period is available without charge upon request by (1) calling the Fund at (877) 322-0576 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Zachary	P. Richmond, Chief Financial Officer and Treasurer

Latavia M. Evans, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

The Roosevelt Investment Group, Inc.

730 Third Avenue, 23rd Floor

New York, NY 10017

DISTRIBUTOR

Unified Financial Securities, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

26

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Symons Value

Institutional Fund

Annual Report

November 30, 2015

Fund Adviser:

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, PA 15228

Toll Free (877) 679-6667

www.scm-funds.com

SYMONS VALUE INSTITUTIONAL FUND MARKET DISCUSSION AND OUTLOOK

We want to thank all of our shareholders for their support and loyalty over the past year and since the inception of the Symons Value Institutional Fund. Symons Capital Management, Inc. (the “Adviser”) constantly strives both to produce superior absolute long-term returns and to provide excellent service and accessibility.

For the fiscal year ended November 30, 2015, the Symons Value Institutional Fund’s (SAVIX) one-year return was -1.11% versus the Russell 3000® Value Index return of -1.01%. Since the inception of the Symons Value Institutional Fund on December 22, 2006 through November 30, 2015, the Fund has an annualized return of 5.82% versus the Russell 3000® Value Index return of 4.79%. The commentary below provides additional insight into our investment research and portfolio management thought process.

2015 REVIEW AND THE BIG PICTURE

2015 reminded us of 2007, with the ultimate result being a mostly sideways market, and with just a few expensive stocks outperforming. Our macro research served us well, projecting weak economic growth, limited inflation, and continued low interest rates. Trying to incorporate Fed monetary policy was frustrating because it mostly involved Fed sabre-rattling about raising rates. We were incrementally bullish and bearish at appropriate times, particularly with respect to the market’s air-pocket drop in August.

Our principal 2015 macro call of weakening economic growth was contrary to popular market sentiment but served us well. When the Fed talks about raising interest rates, it is talking about raising short-term interest rates, not long-term interest rates. Importantly, long-term rates are mostly driven by economic growth, and the growth data is clear that we should continue to expect slower growth and so relatively low long-term rates ahead. To the same end, the Fed’s raising short-term rates will likely further slow an already slowing economy, which we believe should make our portfolios look even stronger going forward.

We believe we are well positioned heading into 2016. We continue to look for high-quality names with limited downside risk. If we have a market downturn, we believe the cash and defensive names we hold will allow us to protect the purchasing power necessary to invest more aggressively in some cyclical names as better prices appear, one stock at a time. Our slow growth macro call is a good example of how it can pay to be a contrarian investor, especially against popular ideas (such as “the economy is nearing escape velocity”) that are not supported by economic data.

Along with low rates of economic growth, we continue to see the growth of debt burdens, particularly federal government debt. It is important to understand that incremental debt is no longer adding to growth. With the recent passage by Congress of the Consolidated Appropriations Act of 2016, which increases spending while selectively reducing tax receipts, for the first time ever we expect to see government fiscal year spending exceed $4 trillion, and the official national debt reach $19 trillion. Even with exceptionally low interest rates, interest payments on the national debt will exceed $400 billion, or 10% of the budget. Government, business and consumer dependence on debt and low interest rates can render the status quo quite fragile, particularly at the point where interest rates begin to rise and debt costs become unpayable. It is wishful thinking to believe that unlimited sums of money can be borrowed. At some point, our economy will likely liquidate the imprudent debt and start anew, as has happened historically in business cycles. However, the Fed keeps trying to delay that process, which only makes the economy more fragile as debt and related problems pile up.

1

THE IMPACT OF STOCK MARKET LOSSES

Portfolio Gain Required to Breakeven After a Loss

The above chart shows the gain required to offset losses from 0% to 90%. In the chart, losses are indicated on the horizontal axis – from 0% to 90%. The blue line (or line above the 0% axis) shows the gain needed to offset each loss – measured on the vertical axis. As you may already know, for example it takes a 25% gain to recover from a 20% loss. For comparison, the red line shows the size of the loss in order to emphasize the difference between the size of the loss and the gain required to offset it. Again, this is rudimentary but easy for individuals to understand. The easiest way to think about this is to imagine that the value of your holdings dropped from $20,000 to $10,000 – a 50% decrease. A 50% increase from $10,000 would only get you back to $15,000; you would need a 100% increase to get you back to $20,000.

The fact that you lost $10,000 does mean that you need to gain $10,000 to break even – as you would expect. However, this $10,000 required gain must be measured against the new starting asset base of $10,000 rather than the original $20,000 portfolio. As a result, the required percentage gain is ($10,000/$10,000) = 100%.

In simplistic terms, this is precisely how the Adviser tries to make money for clients over the long-term, by losing less in a down market. It pays to be cautious. If you lose 1% of your investment, it only takes a 1.01% increase to recover. If you lose 10%, it only takes an 11.11% gain to recover. However, as you can see from the chart, this is not a linear equation. The larger the loss, the larger the difference between the percentage loss and the percentage gain required to recover. The larger the gain needed, the larger the risk taken to achieve the larger return. In addition, the closer your loss gets to 100%, the closer the required offsetting gain gets to infinity. As a result, it is especially important to avoid large losses.

2

THE ECONOMY AND INVESTMENT MARKETS

There were some impressive economic developments in the fourth quarter, none of them heartwarming. Retail sales were the weakest in six years. The oil and natural gas gluts continued to worsen, with prices respectively hitting seven-year and multi-decade lows. U.S. manufacturing and services economic data were poorer than expected, with 3rd quarter GDP revised downward and 4th quarter GDP projected to be weaker still. Perhaps most ominous, junk bonds took multiple hits with several distressed bond funds shutting down and limiting redemptions.

So what is next? Corporate revenues and earnings have been declining for the past year. The Fed’s recent short-term rate hike could be viewed as aggravating the risk of recession. With the continuing effects of its past ZIRP (Zero Interest Rate Policy) and Quantitative Easing (QE) policies evident, it is starting to look as if the Fed has created a Pandora’s Box of its own making, with unknown economic and financial market consequences. Perhaps the biggest catalyst for change is the passage of time. In a traditional downturn corporate profits peak and after a year or so the market starts to decline or give up gains. We may be about there; it just takes time.

While we are always looking for clouds on the horizon in order to be prepared for market changes, most investors seem to expect that the recent past will continue, with the result that it is hard for them to be open to the possibility of change. We see three areas as potential catalysts for change. One is high stock valuations (the second highest in history, exceeded only by the technology bubble valuations of 2000). Second is weak economic data that seems to be getting weaker (although not yet entering recession territory). And third is growing investor risk concerns, which can be seen in commodity price declines, increasing bond spreads relative to Treasury interest rates, and increasing trend dispersion in individual stock prices going from a generally uniform trend higher to price dispersion both up and down. Note that the third concern, price dispersion, can create buying opportunities if you have preserved purchasing power – whether by holding cash, by holding defensive stocks that are sensibly priced, or by holding both.

Stocks such as Facebook, Amazon, Netflix and Google (FANG) are still benefitting from the “can’t lose” mentality that is seen in every expensive market – such as the Nifty Fifty stocks of the 1973 peak, the dot-coms of the 2000 peak, and the mega-cap financial stocks of the 2007 peak. What often happens next with such stocks? FANG-type stocks often benefit from the search for sales growth in a slowing economy, but that metric tends to fail as economic conditions become more difficult – as was true for tech stocks in 2000 and mortgage-oriented financial services stocks in 2008. Perhaps our favorite example is Cisco Systems, arguably the poster child for a “can’t lose” stocks in the tech bubble. Today, Cisco Systems is selling for one-third of what it sold for at the peak in 2000, which is a 67% permanent loss of capital. The principal point of Cisco Systems’ history is equally valid today – while Cisco Systems always had a sound underlying business, that did not prevent it from declining dramatically once investors turned from herd mentality speculation and risk indifference to risk awareness and sensibility. Owning popular stocks that make you feel good in the short term has a real risk of making you feel depressed in the long term.

EQUITY STRATEGIES AND PORTFOLIO MANAGEMENT

At Symons Capital Management, we strive for both long-term absolute returns and relative returns with a focus on risk-management and downside protection over a full market cycle. In short, we consider ourselves risk managers. We try to straddle the line between relative and absolute performance. When valuations are cheap, we are happy to focus on being relative value-managers, but when valuations make the market dangerous on average (in our opinion the last six years), we tend to become more cautious. When there is a lack of investments that satisfy our criteria for absolute valuation and return possibilities, cash will build as we await better opportunities. Cash, or liquidity, is the residual of investment opportunity. We do not pursue our investment thesis with a particular cash level in mind. Thus, cash levels are a residual of actually having a disciplined investment process to which we adhere. We use cash as a risk management tool.

3

On a fundamental basis, it made no sense for the Fed to raise short-term interest rates. Economic growth has been slowing for most of the past year, and there has been a related slowdown in corporate profits, to say nothing of the even greater slowdown in global growth. In addition, high yield (junk) debt has become increasingly stressed. All of this indicates that the odds for a recession in the next six to nine months have increased, so this does not seem like a good time to slow down the economy further with a rate rise that creates more stress on already over-leveraged and under-cash-flowed companies. Perhaps the Fed, as it claims, is data-dependent and so in that case, it seems to be looking at the wrong data. The Fed frequently talks about employment data; however, employment data is a severely lagging indicator – when it gets good, that is a sign to start looking for things to get bad. While short-term rallies can always happen, fundamentally, economic data continue to look weak, and so with a Fed rate rise, the longer-term only looks bleaker.

In the current slowing economy, low inflation and low long-term rate environment, our overweight positions in utilities, REITs and consumer staples look sensible to us, as does our underweight of financial services. Holding cash increases our purchasing power as asset prices fall. Having capital to invest at lower valuations can produce substantial outperformance, because we do not have to wait for previously destroyed investment capital to recover. Cash is an effective asset class for protecting against market loss; it provides opportunities to take advantage of market declines, and it provides stability during times of uncertainty. That has proven to be preferable to riding the market indexes for the past 16 years, which left those who chose to ride out the two major down markets with little wealth accumulation to show for their emotional wear and tear.

For now, we do not expect any material changes to our portfolio positioning. We continue to expect a slower economy and so our positioning should become easier to hold. The Fed’s rate hike may also increase the chances of something blowing up, because the United States and other countries have built mountains of debt on low rates, and increasing costs on that debt may lead to unintended consequences.

PERFORMANCE

The Symons Value Institutional Fund is an actively managed Fund and will not correspond to or track its relative benchmark over the short-term. Our goal, as it has always been, is to generate positive long-term returns that beat the benchmark over full market cycles.

The Symons Value Institutional Fund performed as expected versus the respective benchmark and respective peer group for the fiscal year ended November 30, 2015. Simply put, we have had somewhat elevated cash levels and minimal exposure to the financial and cyclical sectors, which provided a bit of drag on the portfolio in the first half of the year. As the market moved in our direction, the portfolio responded as we thought it would in the first two months of the 3rd quarter of 2015. In our view, cash holdings in the Fund are a by-product of an overvalued market where we feel equities are fully priced, and we are not willing to take on additional risk just to be in the market and/or fully invested.

Buying stocks for the long-term requires fortitude, particularly in down markets. There is no such thing as “can’t lose” in the stock market. We look for stocks that we believe are excellent bargains, while recognizing that short-term movements in a company’s stock price can be baffling. It is common for us when we purchase a stock, that it declines in price for a period of time. Subsequently, we have seen many of these holdings rebound to above our purchase price, but initially the original purchase can appear to be less than brilliant. The result is that we often have to demonstrate patience if the market for a stock does not immediately go our way. As we try to articulate to every shareholder, we are paid to manage risk.

FOR THE FUTURE

Looking forward over the completion of the current full market cycle, our market outlook will change as macro and fundamental data change. However, for now, we will continue to be cautious and look for opportunities one

4

stock at a time. For the past seven years, the Fed has not been able to resolve our economic problems, and we have no expectation that Fed policies will have a significant and reliable impact on the real economy going forward. Fed actions have principally encouraged the piling up of more debt and the resulting continuation of taxpayer funded life support for failing and insolvent enterprises.

It is a fantasy to think that the Fed can provide everyone with economic security. Unfortunately, by always protecting speculators and delaying the consequences of imprudent, risk-seeking investing, the Fed has obscured the real economic and debt issues we face. QE is not a free lunch. The Fed has effectively taken asset returns from the future and brought them to the present. At the same time, it has taken risk from the present and moved it to the future, and, the Fed has taken private risk and made it public risk. Risk has been shifted, not eliminated.

Periods of excessive market valuations are frequently followed by periods of low market returns. We try to buy a stock when we see value, and try to sell that stock when we judge future risks greater than the likely future reward. We will not always be right, but such a disciplined process reduces risk and helps us to protect capital and preserve purchasing power. Portfolio risk management is important because “missing the 10 worst days” is far more important than “missing the 10 best days” in the market. Avoiding major drawdowns is key to full market cycle investment success. If we can limit drawdowns, we spend less time recovering previous portfolio losses and more time growing portfolio wealth. Limiting losses matters greatly as was depicted in the chart above.

Careful analysis of macro and fundamental valuation data governs our decision-making process, rather than the actions of other investors. If we let the popular opinion of the investing herd dictate our investment thinking, we should never expect to control risk and outperform the market. By engaging in intellectually independent macro and fundamental research, by constantly managing risk and by only holding stocks with sensible valuations, we believe that the Adviser will be able to protect capital, to have less fear of downturns, to preserve purchasing power, and thereby have the capital to exploit price opportunities as they become available, one stock at a time. We are ready for 2016.

Sincerely,

Colin E. Symons, CFA	Michael P. Czajka

Chief Investment Officer	Chief Executive Officer

5

INVESTMENT RESULTS – (Unaudited)

Total Returns*

(for the periods ended November 30, 2015)

		Average Annual Returns
	1 Year	5 Year	Since Inception (December 22, 2006)
Symons Value Institutional Fund	-1.11%	8.61%	5.82%
Russell 3000® Value Index**	-1.01%	13.23%	4.79%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated March 30, 2015, were 1.35% of average daily net assets (1.22% after fee waivers/expense recaptures by the Adviser), which includes Acquired Fund Fees and Expenses of 0.01%. The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; any indirect expenses, such as fees and expenses incurred by other investment companies in which the Fund may invest; and extraordinary litigation expenses do not exceed 1.21% of the Fund’s average daily net assets through May 22, 2018. Additional information pertaining to the Fund’s expense ratios as of November 30, 2015 can be found in the financial highlights table.

The performance quoted represents past performance, which does not guarantee future results. The investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-679-6667.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The Russell 3000® Value Index (the “Index”) is an unmanaged index that assumes reinvestment of all distributions and excludes the effects of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of the Index.

The Fund’s investment objective, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

6

INVESTMENT RESULTS – (Unaudited) (continued)

Comparison of a $10,000 Investment in the Symons Value Institutional Fund and

the Russell 3000® Value Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 22, 2006 (commencement of Fund operations) and held through November 30, 2015. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 3000® Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-679-6667. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

7

FUND HOLDINGS – (Unaudited)

[1]	As a percent of net assets.

The investment objective of the Symons Value Institutional Fund is long-term capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available at the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8

SUMMARY OF FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from June 1, 2015 to November 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transaction costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Symons Value Institutional Fund	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period* June 1, 2015 – November 30, 2015
Actual	$1,000.00	$1,001.80	$6.07
Hypothetical **	$1,000.00	$1,019.00	$6.12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

9

SYMONS VALUE INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS

November 30, 2015

COMMON STOCKS – 69.68%	Shares	Fair Value
Apparel, Accessories & Luxury – 3.24%
Ralph Lauren Corp.	20,610	$2,559,968

Distillers & Vintners – 4.12%
Diageo PLC ADR	28,385	3,251,786

Electric Utilities – 6.77%
Duke Energy Corp.	31,640	2,143,926
Entergy Corp.	47,990	3,197,574

		5,341,500

Hotels, Resorts & Cruise Lines – 0.52%
Marriott International, Inc. – Class A	5,830	413,405

Household Products – 3.91%
Procter & Gamble Co./The	41,210	3,084,156

Industrial Machinery – 3.28%
Flowserve Corp.	55,970	2,588,053

Integrated Telecommunication Services – 6.52%
AT&T, Inc.	61,390	2,067,001
Orange SA ADR	179,220	3,080,792

		5,147,793

Multi-Utilities – 11.61%
Alliant Energy Corp.	28,100	1,691,339
Consolidated Edison, Inc.	40,540	2,519,561
Dominion Resources, Inc. – Class A	44,995	3,031,313
PG&E Corp.	36,570	1,928,336

		9,170,549

Packaged Foods & Meats – 15.86%
Campbell Soup Co.	67,860	3,545,007
ConAgra Foods, Inc.	78,650	3,219,145
Hershey Co./The	28,950	2,498,675
JM Smucker Co./The	16,280	1,972,973
Kraft Heinz Co./The	17,500	1,289,575

		12,525,375

Pharmaceuticals – 3.58%
Sanofi ADR	63,890	2,825,216

Property & Casualty Insurance – 2.98%
Berkshire Hathaway, Inc. – Class B *	17,545	2,352,609

Soft Drinks – 3.37%
PepsiCo, Inc.	26,540	2,658,246

Wireless Telecommunication Services – 3.92%
Rogers Communications, Inc.	80,480	3,098,480

TOTAL COMMON STOCKS (Cost $49,011,040)		55,017,136

See accompanying notes which are an integral part of these financial statements.

10

SYMONS VALUE INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2015

	Shares	Fair Value
REAL ESTATE INVESTMENT TRUSTS – 11.94%
Digital Realty Trust, Inc.	30,200	$2,177,722
Iron Mountain, Inc.	107,200	2,978,016
Omega Healthcare Investors, Inc.	66,700	2,297,148
Public Storage	8,240	1,978,094

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $8,759,682)		9,430,980

MONEY MARKET SECURITIES – 18.20%
Fidelity Institutional Money Market Treasury Only – Class I, 0.01% (a)	14,368,317	14,368,317

TOTAL MONEY MARKET SECURITIES (Cost $14,368,317)		14,368,317

TOTAL INVESTMENTS – 99.82% (Cost $72,139,039)		$78,816,433

Other Assets in Excess of Liabilities – 0.18%		141,941

NET ASSETS – 100.00%		$78,958,374

(a)	Rate disclosed is the seven day yield as of November 30, 2015.

*	Non-income producing security.

ADR – American Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.).

See accompanying notes which are an integral part of these financial statements.

11

SYMONS VALUE INSTITUTIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2015

Assets
Investment in securities:
At cost	$72,139,039

At fair value	$78,816,433
Receivable for fund shares sold	20,721
Dividends receivable	222,784
Prepaid expenses	13,680

Total Assets	79,073,618

Liabilities
Payable for fund shares redeemed	15,257
Payable to Adviser	57,972
Payable to administrator, fund accountant, and transfer agent	11,765
Payable to custodian	1,013
Payable to trustees	2,084
Other accrued expenses	27,153

Total Liabilities	115,244

Net Assets	$78,958,374

Net Assets consist of:
Paid-in capital	$69,117,100
Accumulated undistributed net investment income	200,461
Accumulated undistributed net realized gain from investment transactions	2,963,419
Net unrealized appreciation on investments	6,677,394

Net Assets	$78,958,374

Shares outstanding (unlimited number of shares authorized, no par value)	7,130,548

Net asset value (“NAV”) and offering price per share	$11.07

Redemption price per share (NAV * 98%) (a)	$10.85

(a)	The Fund charges a 2% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the NAV if held longer than 60 days.

See accompanying notes which are an integral part of these financial statements.

12

SYMONS VALUE INSTITUTIONAL FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2015

Investment Income
Dividend income (net of foreign taxes withheld of $96,817)	$2,320,492

Total investment income	2,320,492

Expenses
Investment Adviser fee	823,508
Administration expenses	65,944
Fund accounting expenses	31,979
Transfer agent expenses	46,669
Legal expenses	20,962
Registration expenses	26,545
Custodian expenses	11,570
Audit expenses	16,000
Trustee expenses	15,844
Insurance expenses	7,737
Pricing expenses	2,214
Report printing expenses	18,166
CCO expenses	9,403
Miscellaneous expenses	3,683

Total expenses	1,100,224

Fees waived by Adviser	(104,317)

Net operating expenses	995,907

Net investment income	1,324,585

Net Realized and Unrealized Loss on Investments
Net realized gain on investment securities transactions	3,284,726
Net realized loss on foreign currency transactions	(12,637)
Net change in unrealized appreciation of investment securities	(5,619,500)

Net realized and unrealized loss on investments	(2,347,411)

Net decrease in net assets resulting from operations	$(1,022,826)

See accompanying notes which are an integral part of these financial statements.

13

SYMONS VALUE INSTITUTIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2015	Year Ended November 30, 2014
Change in Net Assets due to:
Operations
Net investment income	$1,324,585	$1,365,577
Net realized gain on investment securities and foreign currency transactions	3,272,089	11,495,100
Net change in unrealized appreciation of investment securities	(5,619,500)	(3,718,734)

Net increase (decrease) in net assets resulting from operations	(1,022,826)	9,141,943

Distributions
From net investment income	(1,406,672)	(1,114,629)
From net realized gains	(10,996,087)	–

Total distributions	(12,402,759)	(1,114,629)

Capital Transactions
Proceeds from shares sold	15,809,372	12,904,660
Proceeds from redemption fees (a)	1,579	2,479
Reinvestment of distributions	10,909,678	981,962
Amount paid for shares redeemed	(29,443,951)	(17,691,101)

Net decrease in net assets resulting from capital transactions	(2,723,322)	(3,802,000)

Total Increase (Decrease) in Net Assets	(16,148,907)	4,225,314

Net Assets
Beginning of year	95,107,281	90,881,967

End of year	$78,958,374	$95,107,281

Accumulated undistributed net investment income included in net assets at end of year	$200,461	$301,219

Share Transactions
Shares sold	1,412,623	1,033,725
Shares issued in reinvestment of distributions	956,281	78,258
Shares redeemed	(2,607,481)	(1,431,066)

Net decrease in shares outstanding	(238,577)	(319,083)

(a)	The Fund charges a 2% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the NAV if held longer than 60 days.

See accompanying notes which are an integral part of these financial statements.

14

SYMONS VALUE INSTITUTIONAL FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)

	Fiscal Year Ended
	November 30, 2015	November 30, 2014	November 30, 2013		November 30, 2012	November 30, 2011
Selected Per Share Data:
Net asset value, beginning of year	$12.91	$11.82	$10.94		$10.40	$9.94

Income from investment operations:
Net investment income	0.18	0.18	0.16		0.16	0.11 (a)
Net realized and unrealized gain (loss) on investments	(0.29)	1.06	1.59		0.77	0.80

Total from investment operations	(0.11)	1.24	1.75		0.93	0.91

Less distributions to shareholders:
From net investment income	(0.20)	(0.15)	(0.15)		(0.16)	(0.09)
From net realized gain	(1.53)	–	(0.72)		(0.22)	(0.30)
From return of capital	–	–	–		(0.01)	(0.06)

Total distributions	(1.73)	(0.15)	(0.87)		(0.39)	(0.45)

Paid in capital from redemption fees (b)	–	–	–		–	–

Net asset value, end of year	$11.07	$12.91	$11.82		$10.94	$10.40

Total Return (c)	(1.11)%	10.55%	16.05%		8.98%	9.33%
Ratios and Supplemental Data:
Net assets, end of year (000)	$78,958	$95,107	$90,882		$91,391	$71,823
Ratio of expenses to average net assets	1.21%	1.21%	1.29	%(d)	1.46%	1.45%
Ratio of expenses to average net assets before waiver or recoupment by Adviser	1.34%	1.34%	1.33%		1.29%	1.43%
Ratio of net investment income to average net assets	1.61%	1.48%	1.32%		1.46%	1.00%
Portfolio turnover rate	65%	58%	45%		28%	80%

(a)	Calculated using average shares method.
(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Effective May 22, 2013, the Adviser agreed to waive fees to maintain Fund expenses at 1.21%. Prior to that date, the expense cap was 1.46%.

See accompanying notes which are an integral part of these financial statements.

15

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2015

NOTE 1. ORGANIZATION

The Symons Value Institutional Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 13, 2006 and commenced operations on December 22, 2006. The Fund was formerly known as the Symons Alpha Value Institutional Fund. The name change was effective March 30, 2009. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Fund is Symons Capital Management, Inc. (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income or complying with other provisions to be eligible for RIC qualification. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

As of and during the fiscal year ended November 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

16

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (e.g., the risk inherent in a particular valuation technique used to measure fair value including items such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

17

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or closing prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are generally categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the Fund. These securities are categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence

18

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2015:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$55,017,136	$–	$–	$55,017,136
Real Estate Investment Trusts	9,430,980	–	–	9,430,980
Money Market Securities	14,368,317	–	–	14,368,317
Total	$78,816,433	$–	$–	$78,816,433

*	Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended November 30, 2015, the Fund had no transfers between levels. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser of the Fund, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly. The Adviser is paid at an annual rate of 1.00% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, if any, extraordinary expenses, and any indirect expenses (such as Fees and Expenses of Acquired Funds) do not exceed 1.21% of the Fund’s average daily net assets through May 22, 2018. For the fiscal year ended November 30, 2015, the Adviser earned a fee of $823,508 from the Fund. For the fiscal year ended November 30, 2015, the Adviser waived fees of $104,317. At November 30, 2015, the Fund owed the Adviser $57,972 for advisory services.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the

19

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

repayment without exceeding the applicable expense limitation. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at November 30, 2015, are as follows:

Amount	Subject to Repayment Until November 30,
$ 61,132	2016
119,111	2017
104,317	2018

Huntington Asset Services, Inc. (“HASI”) provided the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended November 30, 2015, HASI earned fees of $65,944 for administrative services provided to the Fund. At November 30, 2015, the Fund owed HASI $5,157 for administrative services.

HASI acted as the Fund’s transfer agent and provided fund accounting services. For the fiscal year ended November 30, 2015, HASI earned fees of $46,669 from the Fund for transfer agent services. For the fiscal year ended November 30, 2015, HASI earned fees of $31,979 from the Fund for fund accounting services. At November 30, 2015, the Fund owed HASI $2,561 for fund accounting services. At November 30, 2015, the Fund owed HASI $4,047 for transfer agent services.

Huntington National Bank (the “Custodian”) serves as custodian of the Fund’s investments. For the fiscal year ended November 30, 2015, the Custodian earned fees of $11,570 for custody services provided to the Fund. At November 30, 2015, the Fund owed the Custodian $1,013 for custody services.

Unified Financial Securities, Inc. (the “Distributor”) acted as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the fiscal year ended November 30, 2015.

Certain officers of the Trust are members of management and/or employees of Ultimus Asset Services, LLC (“Ultimus”) (formerly Huntington Asset Services, Inc.). Ultimus operates as a wholly-owned subsidiary of Ultimus Fund Solutions, LLC, the parent company of the Unified Financial Securities, LLC (formerly Unified Financial Securities, Inc.). Prior to January 1, 2016, HASI and the Distributor operated as wholly-owned subsidiaries of Huntington Bancshares, Inc., the parent company of the Custodian. A Trustee of the Trust is a member of management of the Custodian. Officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2015, purchases and sales of investment securities, other than short-term investments, were as follows:

Amount
Purchases
U.S. Government Obligations	$–
Other	46,688,915
Sales
U.S. Government Obligations	$–
Other	60,730,503

20

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2015, Charles Schwab & Co. (“Schwab”), for the benefit of its customers, owned 30.47% of the Fund. As a result, Schwab may be deemed to control the Fund.

NOTE 8. FEDERAL TAX INFORMATION

At November 30, 2015, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$7,660,807
Gross Depreciation	(983,413)

Net Appreciation on Investments	$6,677,394

Tax Cost	$72,139,039

The tax character of distributions paid during the fiscal years ended November 30, 2015 and 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary Income*	$3,229,166	$1,108,715
Long-term Capital Gain	9,173,593	5,914

	$12,402,759	$1,114,629

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At November 30, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Amount
Undistributed ordinary income	$199,122
Undistributed long term capital gain	3,007,612
Accumulated capital and other losses	(42,854)
Unrealized appreciation/depreciation	6,677,394

$9,841,274

21

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 8. FEDERAL TAX INFORMATION – continued

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year, may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

As of November 30, 2015, accumulated capital and other losses for the Fund consist of:

Post October Losses	Capital Loss Carryforwards	Qualified Late-Year Ordinary Losses	Total
$ 42,854	$ –	$ –	$ 42,854

As of November 30, 2015, the Fund did not have any unused capital loss carryforward available for federal tax purposes.

NOTE 9. RECLASSIFICATION OF CAPITAL ACCOUNTS

Permanent differences, incurred during the year ended November 30, 2015, resulting from differences in book and tax accounting have been reclassified at year end to accumulated undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

Accumulated Undistributed Net Investment Income (Loss)	$(18,671)
Accumulated Net Realized Gain (Loss)	(794,391)
Paid-In Capital	813,062

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. On November 13, 2015, Huntington Bancshares Inc. entered into an agreement to sell Huntington Asset Services, Inc. and Unified Financial Services, Inc. to Ultimus Fund Solutions, LLC. The sale closed on December 31, 2015. Management has determined that there were no additional items requiring additional disclosure.

On December 28, 2015, the Fund paid an income distribution of $0.041292 and a long-term capital gain distribution of $0.426351 per share to shareholders of record on December 24, 2015.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Symons Value Institutional Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Symons Value Institutional Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Symons Value Institutional Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 27, 2016

23

ADDITIONAL FEDERAL INCOME TAX INFORMATION (Unaudited):

The Form 1099-DIV you receive in January 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the year ended November 30, 2015, the Fund designates 71.54% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the year ended November 30, 2015, the Fund designates 85.11% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

For the year ended November 30, 2015, the Fund designated $9,173,593 as long-term capital gain distributions.

24

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 68) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A., a full service trust company, from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 69) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 65) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC, a manufacturer of forged steel wheels and axles, since August 2011; Director Steel Wheels Acquisition Corp., and Standard Steel, Inc., both holding companies which, through subsidiaries, produce steel wheels and axles, since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 63) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.
Kenneth G.Y. Grant (Age – 66) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.
*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 14 series.

25

TRUSTEES AND OFFICERS – (Unaudited) (continued)

November 30, 2015

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 60)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
John C. Swhear (Age – 54) President, August 2013 to present	Vice President of Legal Administration and Compliance for Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.), the Trust’s administrator, since April 2007, Director since May 2014; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Interim President of Unified Series Trust from March 2012 to August 2013; Senior Vice President of Unified Series Trust from May 2007 to August 2013; Chief Compliance Officer of Unified Financial Securities, LLC, the Trust’s distributor, since May 2007, Director since May 2014; Chief Compliance Officer and AML Officer of Capitol Series Trust since September 2013; Secretary of Huntington Funds from April 2010 to February 2012; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Zachary Richmond (Age – 35) Treasurer and Chief Financial Officer, November 2014 to present	AVP, Associate Director of Financial Administration for Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.), the Trust’s administrator, since January 2011; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Interim Treasurer and Chief Financial Officer of Unified Series Trust from August 2014 to November 2014; Assistant Treasurer of Unified Series Trust from May 2011 to August 2014; Supervisor, Fund Administration for Citi Fund Services Ohio, Inc. from October 2007 to December 2010.
Lynn E. Wood (Age – 69) Chief Compliance Officer, October 2004 to present	Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.
Latavia M. Evans (Age – 29) Secretary, February 2015 to present	Paralegal, Risk and Compliance, Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.), the Trust’s administrator, since May 2014; Paralegal at private law firm from May 2012 to May 2014; Paralegal at Fayette County Attorney’s Office from February 2011 to May 2012; Paralegal Intern at Kentucky Department of Public Advocacy from September 2010 to December 2010; Student from September 2009 to December 2010.
*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 14 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that was under common control with Unified Financial Securities, LLC, the Trust’s distributor.

26

ADVISER RENEWAL AGREEMENT

The Symons Value Institutional Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, Symons Capital Management, Inc. (“Symons”).

The Board of Trustees, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on July 14, 2015, via teleconference to consider the renewal of the management agreement between the Trust and Symons on behalf of the Fund. In advance of the Committee meeting, the Trustees received and reviewed materials compiled by the Trust’s administrator (the “Administrator”). These materials included: (a) a detailed letter to Symons requesting information that the Board likely would consider in determining whether to renew the Fund’s management agreement, and Symons’s responses; (b) a description of factors considered by the Board in approving the Fund’s management agreement during the prior year; (c) commentary prepared by Symons discussing the Fund’s performance over the twelve-months ended May 31, 2015, factors affecting this performance, and why the performance varied from that of the Fund’s benchmark; (d) a schedule of the Fund’s investments as of May 31, 2015; (e) the Administrator’s memorandum comparing the Fund’s performance returns to those of its benchmark, Morningstar Category, and peer group for relevant periods ended May 31, 2015; comparing the Fund’s advisory fee and total expense ratio to those of its peer group; and providing certain other performance and volatility information for the Fund as reported by Morningstar; (f) information provided by Symons regarding the performance of, and management fees charged to, a separately managed account managed by Symons using an investment strategy that is comparable to the strategy used to manage the Fund; (g) a profitability analysis prepared by Symons with respect to the Fund; (h) a certification from Symons that it does not enter into soft-dollar transactions on behalf of the Fund; (i) a copy of the Fund’s management agreement; and (i) a report from the Trust’s Chief Compliance Officer summarizing his review of Symons’s compliance program. After discussing the materials, the Committee interviewed Symons’s Chief Executive Officer, Chief Compliance Officer, Chief Operating Officer, and Chief Investment Officer (who also serves as the portfolio manager of the Fund).

At the Board’s August 17, 2015, in-person meeting, the Board considered an updated peer-group expense comparison for the Fund and updated performance information as of July 31, 2015. At this in-person meeting, the Board, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Symons, approved the continuation of the management agreement between the Trust and Symons on behalf of the Fund for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all of the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors. Because the Fund’s management agreement is reviewed and considered by the Board on an annual basis, the Trustees’ determinations may be based, in part, on their consideration of the management agreement in previous years.

(a)	The Nature, Extent and Quality of Services – The Trustees reviewed Symons’s responses regarding the resources provided to the Fund, and considered the adequacy of these resources in light of the desired growth in the levels of the Fund’s assets. The Trustees determined that Symons’s resources appear adequate, and specifically noted that Symons continues to provide the services and support of various administrative and professional staff, including a chief compliance officer, an experienced portfolio manager, and other investment personnel. The Trustees noted Symons’s confirmation that it was not proposing any changes to the level of services provided to the Fund.

27

(b)	Fund Performance – The Trustees reviewed and discussed the performance of the Fund for periods ended May 31, 2015. The Trustees considered that the Fund had underperformed the Fund’s benchmark index, the Russell 3000 Value Index, and the peer group median and average over the year-to-date and one-, three-, and five-year periods. The Trustees considered Symons’s representation that much of the Fund’s recent underperformance was the result of its risk management strategy, including the Fund’s relatively large defensive cash position, which limited the Fund’s exposure to rallying equity markets. The Trustees also noted that the Fund had outperformed its benchmark for the year-to-date period ended July 31, 2015.

The Trustees also considered Symons’s representation that it manages a number of separate accounts using the same strategy it uses to manage the Fund. The Trustees reviewed composite returns for these accounts for the year-to-date and one-, three-, and five-year periods ended May 31, 2015. The Trustees noted that the Fund’s returns were generally in-line with those of the composite.

(c)	Fee Rate and Profitability – The Trustees considered that the Fund’s gross and net advisory fees are among the highest of the peer group funds. The Trustees noted that, effective through May 22, 2018, Symons has agreed to waive its management fee and/or reimburse expenses of the Fund to the extent that the Fund’s total annual operating expenses (excluding brokerage fees and commissions; borrowing costs; any 12b-1 fees; taxes; any indirect expenses, such as fees and expenses incurred by other investment companies in which the Fund may invest; and extraordinary litigation expenses) would exceed 1.21%. The Trustees also considered a profitability analysis prepared by Symons, which showed that, whether or not marketing expenses are taken into consideration, Symons is earning a profit as a result of managing the Fund. The Trustees determined that the profit is not excessive, in part based their consideration of comparative profitability information from a Management Practice Inc. survey on the profitability of publicly owned investment management companies. The Trustees concluded that the current advisory fee for the Fund represents reasonable compensation in light of the nature and quality of services being provided to the Fund and the costs incurred by Symons in providing these services.

The Trustees considered Symons’s representation that it typically charges separately managed accounts managed in a similar style to the Fund a management fee that varies from 0.6% to 0.9%, depending on the size of the account. The Trustees considered these fees in comparison to the Fund’s 1.0% gross advisory fee. The Trustees also considered the increased reporting and other obligations imposed on Symons in managing the Fund and reporting to the Board, compared to the lesser burden imposed on Symons in managing separate accounts.

The Trustees considered other potential benefits that Symons may receive in connection with its management of the Fund. The Trustees considered Symons’s representation that it does not direct Fund transactions to broker-dealers that, in exchange, provide it with research services or other “soft dollar” benefits.

(d)	Economies of Scale – In determining the reasonableness of the advisory fee and Symons’ profitability, the Trustees also considered whether economies of scale will be realized by Symons with respect to the Fund as the Fund grows larger, and the extent to which this is reflected in the Fund’s advisory fee. The Trustees determined that, in light of the size of the Fund, the profitability of the Fund to Symons, and the advisory fee for the Fund, it does not appear that Symons is realizing benefits from economies of scale in managing the Fund to such an extent that the advisory fee should be reduced or that breakpoints in the advisory fee should be requested at this time.

28

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (877) 679-6667 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (877) 679-6667 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Zachary P. Richmond, Chief

    Financial Officer and Treasurer

Latavia M. Evans, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, PA 15228

DISTRIBUTOR

Unified Financial Securities, LLC

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE

INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 S. High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

29

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Auer Growth Fund

Annual Report

November 30, 2015

Fund Adviser:

SBAuer Funds, LLC

10401 N. Meridian Street, Suite 100

Indianapolis, IN 46290

Toll Free (888) 711-AUER (2837)

www.auergrowthfund.com

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited)

The past year has been a very challenging time for the Auer Growth Fund (the “Fund”). We have stayed true to our strategy of investing in companies that are growing earnings by 25%, sales by 20% and trading for a 12 Price-Earnings ratio (P/E) or less. The P/E is a ratio for valuing a company that measures its current share price relative to its per-share earnings. Unfortunately, our strategy did not yield the results anyone was expecting. For the year ended November 30, 2015, the Fund was down -10.81%. This compares with the S&P 500® which was up 2.75% and the Russell 2000® Value which was up 0.35% over the same time period.

The two key contributors to our underperformance were the Fund’s heavy investment in commodities related holdings, which underperformed on a relative basis, and the narrow breadth of the stock market advance. Based on our investment strategy of investing in companies with dramatically increasing earnings and sales that are trading at a 12 P/E or less, the Fund tends to invest in companies that produce, handle or transport commodities related products (those companies constituted 39.97% of the portfolio on December 1, 2014). The relative underperformance of the commodities sector can be seen in detail when looking at the Bloomberg Commodities Index, which was down 32.95% from December 1, 2014 through November 30, 2015. We believe the decline in the commodities sector was due to two main factors: the overproduction of oil by Saudi Arabia and the slowing demand for production related commodities by Chinese industries. These factors led to the underperformance of a large portion of the portfolio and several of the positions that had the greatest negative impact on our performance were in these sectors.

The second and perhaps most troubling factor in the Fund’s performance is the very narrow basis for the broader market advance. As of November 30, 2015 the S&P 500® was up 2.75%, and roughly 2.50% out of that 2.75% came from 8 large cap stocks. The small grouping of high growth, and speculative stocks called the FANG* and NOSH** stocks are driving the broader market. This small basket of 8 stocks is responsible for about 90% of the S&P 500®’s positive performance. While on the surface investing in these stocks may seem exciting, it’s the financial equivalent of an all Twinkie diet. These companies are just continuing to grow market cap on the sugar rush investors are feeling. In the end when the sugar rush wears off all you will have is an empty wrapper and tooth decay. We believe the way to build for the future is by investing in high quality businesses that are based on real earnings and have been built with a purpose. That is what we aim to do with the Fund’s portfolio. With investors focusing on the Twinkie stocks, no group has suffered from the lack of oxygen more than the Small Cap sector. The Russell 2000® was up 0.35% for the year ending November 30, 2015. Almost 94% of the Fund’s portfolio was invested in small or micro-cap stocks. While we don’t target a particular market cap, our strategy of investing in rapidly growing companies that are trading at a low price tends to lead us into the small and microcap sectors.

While the last year has been challenging and disappointing, we believe that we are well positioned for the future. We believe that the normalization of commodities pricing, in particular the artificial intervention of the Saudis in the oil sector, will greatly benefit the strategy. In addition, we believe the high possibility that the Federal Reserve will begin to move away from its easy money policy will greatly benefit our kind of investing. As the money supply tightens, we believe companies will be forced to produce real earnings and, even more exciting to us, bond holders will be pushed back into the equity market. We expect that this will mean that our stocks, that have grown earnings by at least 25% and sales by 20%, will be very attractive to investors.

We are very excited and optimistic about the future. We thank you for your patience and trust.

*	FANG stocks are Facebook, Amazon, Netflix and Google

**	NOSH stocks are Nike, O’Reilly, Starbucks and Home Depot

INVESTMENT RESULTS – (Unaudited)

Total Returns*

(For the periods ended November 30, 2015)

		Average Annual
	1 Year	5 Year	Since Inception (December 28, 2007)
Auer Growth Fund	-10.81%	2.22%	-4.51%
S&P 500® Index**	2.75%	14.40%	6.54%
Russell 2000® Value Index**	0.35%	10.60%	5.81%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated March 30, 2015, were 1.88% of average daily net assets. Additional information pertaining to the Fund’s expense ratios as of November 30, 2015 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-888-711-2837.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The S&P 500® Index and Russell 2000® Value Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. The indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC., member FINRA.

Comparison of the Change in Value of a $10,000 Investment in the Auer Growth Fund,

the S&P 500® Index, and the Russell 2000® Value Index. (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 28, 2007 (commencement of Fund operations) and held through November 30, 2015. The S&P 500® Index and Russell 2000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Auer Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-711-2837.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC., member FINRA.

FUND HOLDINGS – (Unaudited)

Auer Growth Fund Holdings as of November 30, 20151

[1]	As a percentage of net assets.

The investment objective of the Auer Growth Fund is long-term capital appreciation.

The Auer Growth Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks traded on major U.S. exchanges, markets, and bulletin boards that the Adviser believes present the most favorable potential for capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

This Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SUMMARY OF FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at June 1, 2015 and held through November 30, 2015.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

Auer Growth Fund	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period* June 1, 2015 – November 30, 2015
Actual	$1,000.00	$916.70	$9.76
Hypothetical**	$1,000.00	$1,014.88	$10.26

*	Expenses are equal to the Fund’s annualized expense ratio of 2.03%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2015

Shares	COMMON STOCKS – 97.11%	Fair Value
	Consumer Discretionary – 13.19%
40,000	Century Communities, Inc. *	$763,200
12,000	D.R. Horton, Inc.	387,720
48,000	KB Home	676,320
12,000	Lakeland Industries, Inc. *	167,160
12,000	LGI Homes, Inc. *	399,120
24,000	Malibu Boats, Inc. – Class A *	372,480
55,000	New Home Co., Inc. / The *	806,850
16,500	Townsquare Media, Inc. *	188,595
31,000	TRI Pointe Group, Inc. *	432,450
50,000	UCP, Inc. – Class A *	390,000

		4,583,895

	Consumer Staples – 3.29%
5,300	Alico, Inc.	226,204
13,000	Cal-Maine Foods, Inc.	708,630
8,500	Omega Protein Corp. *	208,930

		1,143,764

	Energy – 12.43%
150,000	Atlas Resource Partners LP (a)	220,500
47,000	DHT Holdings, Inc.	352,500
62,000	Dorian LPG Ltd. *	819,020
30,000	Gener8 Maritime, Inc. *	290,700
27,000	Hallador Energy Co.	181,980
60,000	McDermott International, Inc. *	265,800
21,000	Nordic American Tankers Ltd.	310,800
17,000	PBF Logistics LP (a)	335,410
12,000	Sunoco LP (a)	446,400
156,000	Teekay Tankers Ltd.	1,098,240

		4,321,350

	Financials – 27.89%
50,000	AmeriServ Financial, Inc.	167,000
4,500	Anchor BanCorp Wisconsin, Inc. *	188,955

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2015

Shares	COMMON STOCKS – 97.11% – continued	Fair Value
	Financials – 27.89% – continued
50,000	Atlas Financial Holdings, Inc. *	$1,048,500
18,000	BCB Bancorp, Inc.	201,240
18,000	BofI Holding, Inc. *	360,540
28,000	Cape Bancorp, Inc.	367,640
12,000	Carolina Financial Corp.	178,080
7,000	Citigroup, Inc.	378,630
14,000	Civista Bancshares, Inc.	150,780
10,000	First Bancshares, Inc. / The	179,800
23,000	Flagstar Bancorp, Inc. *	564,880
6,000	FS Bancorp, Inc.	155,640
45,000	Gladstone Investment Corp. (b)	351,900
40,000	Heritage Insurance Holdings, Inc. *	898,400
17,000	Hilltop Holdings, Inc. *	379,270
15,500	INTL. FCStone, Inc. *	551,490
29,000	KCG Holdings, Inc. *	374,390
28,000	Kingstone Cos., Inc.	274,400
25,000	MBT Financial Corp. *	163,750
25,000	Old National Bancorp	368,750
6,000	Salisbury Bancorp, Inc.	187,380
21,500	Select Bancorp, Inc. *	179,095
14,000	State Auto Financial Corp	324,940
16,000	Timberland Bancorp, Inc.	200,480
10,000	United Bancshares, Inc.	178,400
17,000	Unity Bancorp, Inc.	176,290
19,000	Universal Insurance Holdings, Inc.	375,250
26,000	Walker & Dunlop, Inc. *	768,040

		9,693,910

	Health Care – 8.92%
90,000	AcelRx Pharmaceuticals, Inc. *	514,800
14,000	AMAG Pharmaceuticals, Inc. *	372,680
125,000	Aoxing Pharmaceutical Co., Inc. *	171,250
145,000	AVEO Pharmaceuticals, Inc. *	172,550
10,500	Emergent BioSolutions, Inc. *	395,535

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2015

Shares	COMMON STOCKS – 97.11% – continued	Fair Value
	Health Care – 8.92% – continued
9,000	ImmuCell Corp. *	$66,960
55,000	Kindred Healthcare, Inc.	734,250
140,000	MELA Sciences, Inc. *	162,400
115,000	Pernix Therapeutics Holdings, Inc. *	345,000
18,000	SciClone Pharmaceuticals, Inc. *	165,060

		3,100,485

	Industrials – 12.35%
7,000	Air T, Inc. *	176,820
27,000	BG Staffing LLC	374,220
18,000	CPI Aerostructures, Inc. *	173,880
16,000	Douglas Dynamics, Inc.	372,160
11,000	Energy Focus, Inc. *	176,110
30,000	FreightCar America, Inc.	727,500
120,000	Goldfield Corp. / The *	205,200
12,500	Greenbrier Cos., Inc. / The	423,500
50,000	Hudson Technologies, Inc. *	152,000
7,000	Matson, Inc.	361,970
50,000	Versar, Inc. *	155,500
13,000	VSE Corp.	803,270
11,000	Willis Lease Finance Corp. *	192,390

		4,294,520

	Information Technology – 13.66%
32,000	ADDvantage Technologies Group, Inc. *	74,880
60,000	Applied Optoelectronics, Inc. *	1,125,000
17,000	Autobytel, Inc. *	417,690
13,000	First Solar, Inc. *	734,630
435,000	GigOptix, Inc. *	1,044,000
5,000	Lam Research Corp.	391,000
22,000	MaxLinear, Inc. – Class A *	385,000
110,000	Mitek Systems, Inc. *	577,500

		4,749,700

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2015

Shares	COMMON STOCKS – 97.11% – continued	Fair Value
	Materials – 1.56%
16,000	Summit Materials, Inc. – Class A *	$364,320
3,000	US Concrete, Inc. *	176,190

		540,510

	Real Estate Investment Trusts – 2.30%
20,000	Ares Commercial Real Estate Corp.	257,400
13,000	Blackstone Mortgage Trust, Inc.	375,700
13,000	Great Ajax Corp.	165,490

		798,590

	Utilities – 1.52%
7,000	ALLETE, Inc.	356,650
9,500	Spark Energy, Inc.	171,570

		528,220

	TOTAL COMMON STOCKS (Cost $32,596,000)	33,754,944

	MONEY MARKET SECURITIES – 2.99%
1,039,991	Fidelity Institutional Money Market Funds Treasury Portfolio – Class I, 0.01% (c)	1,039,991

	TOTAL MONEY MARKET SECURITIES (Cost $1,039,991)	1,039,991

	TOTAL INVESTMENTS – 100.10% (Cost $33,635,991)	34,794,935

	Liabilities in Excess of Other Assets – (0.10)%	(35,021)

	NET ASSETS – 100.00%	$34,759,914

(a)	Master Limited Partnership

(b)	Business Development Company

(c)	Rate disclosed is the seven day yield as of November 30, 2015.

*	Non-income producing security.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.).

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2015

Assets
Investments in securities at fair value (cost $33,635,991)	$34,794,935
Dividends receivable	32,329
Prepaid expenses	16,610

Total Assets	34,843,874

Liabilities
Payable to Adviser	43,699
Payable to administrator, fund accountant, and transfer agent	9,323
Payable to custodian	768
Payable to trustees	1,358
Other accrued expenses	28,812

Total Liabilities	83,960

Net Assets	$34,759,914

Net Assets consist of:
Paid-in capital	$70,906,504
Accumulated undistributed net investment loss	(496,455)
Accumulated undistributed net realized loss from investments	(36,809,079)
Net unrealized appreciation on investments	1,158,944

Net Assets	$34,759,914

Shares outstanding (unlimited number of shares authorized, no par value)	5,018,422

Net asset value (“NAV”) and offering price per share	$6.93

Redemption price per share (NAV * 99%) (a)	$6.86

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2015

Investment Income
Dividend income (net of foreign taxes withheld of $5,930)	$624,431

Total investment income	624,431

Expenses
Investment Adviser fee	766,669
Administration expenses	46,517
Fund accounting expenses	24,808
Transfer agent expenses	44,099
Legal expenses	17,877
Registration expenses	22,760
Custodian expenses	10,393
Audit expenses	16,500
Trustee expenses	15,548
Insurance expense	6,450
Pricing expenses	4,527
Report printing expense	17,997
CCO expense	9,348
Miscellaneous expenses	5,371
Overdraft expenses	335

Total expenses	1,009,199

Net investment loss	(384,768)

Net Realized and Unrealized Loss on Investments
Net realized loss on investment securities transactions	(13,147,881)
Net realized loss on foreign currency translations	(30)
Net change in unrealized appreciation of investment securities	7,053,291

Net realized and unrealized loss on investments	(6,094,620)

Net decrease in net assets resulting from operations	$(6,479,388)

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014
Change in Net Assets due to:
Operations
Net investment loss	$(384,768)	$(976,823)
Net realized gain (loss) on investment securities transactions and foreign currency translations	(13,147,911)	7,678,091
Net change in unrealized appreciation (depreciation) of investment securities	7,053,291	(11,189,491)

Net decrease in net assets resulting from operations	(6,479,388)	(4,488,223)

Capital Transactions
Proceeds from shares sold	634,579	8,556,922
Amount paid for shares redeemed	(25,604,962)	(14,510,020)
Proceeds from redemption fees (a)	—	103

Net decrease in net assets resulting from capital transactions	(24,970,383)	(5,952,995)

Total Decrease in Net Assets	(31,449,771)	(10,441,218)

Net Assets
Beginning of year	66,209,685	76,650,903

End of year	$34,759,914	$66,209,685

Accumulated undistributed net investment loss included in net assets at end of year	$(496,455)	$(1,512,640)

Share Transactions
Shares sold	83,677	979,836
Shares redeemed	(3,587,704)	(1,684,346)

Net decrease in shares outstanding	(3,504,027)	(704,510)

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	Fiscal Year Ended November 30,
	2015	2014	2013	2012		2011
Selected Per Share Data:
Net asset value, beginning of year	$7.77	$8.31	$5.66	$5.92		$6.21

Income from investment operations:
Net investment income (loss)	(0.20)	(0.12)	(0.03)	(0.05	)(a)	(0.06	)(a)
Net realized and unrealized gain (loss) on investments	(0.64)	(0.42)	2.68	(0.21)		(0.23)

Total from investment operations	(0.84)	(0.54)	2.65	(0.26)		(0.29)

Paid in capital from redemption fees	—	— (b)	—	—	(b)	—	(b)

Net asset value, end of year	$6.93	$7.77	$8.31	$5.66		$5.92

Total Return (c)	(10.81)%	(6.50)%	46.82%	(4.39)%		(4.67)%

Ratios and Supplemental Data:
Net assets, end of year (000)	$34,760	$66,210	$76,651	$61,770		$136,018
Ratio of expenses to average net assets	1.98%	1.88%	1.91%	1.82%		1.71%
Ratio of net investment income (loss) to average net assets	(0.75)%	(1.24)%	(0.27)%	(0.83)%		(0.81)%
Portfolio turnover rate	138%	140%	147%	162%		145%

(a)	Per share net investment income has been calculated using the average shares method.

(b)	Resulted in less than $0.005 per share.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2015

NOTE 1. ORGANIZATION

The Auer Growth Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on September 10, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The investment objective of the Auer Growth Fund is to provide long-term capital appreciation. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is SBAuer Funds, LLC (the “Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income or complying with other provisions to be eligible for RIC qualification. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

As of and during the fiscal year ended November 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (“REITs”) and distributions from master limited partnerships are recognized on the ex-date. The calendar year-end classification of distributions received from REITs during the fiscal year is reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from master limited partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 1.00% redemption fee for shares redeemed within 7 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, real estate investment trusts and master limited partnerships, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are generally categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

of a market but before a fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2015:

	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks*	$33,754,944	$—	$—	$33,754,944
Money Market Securities	1,039,991	—	—	1,039,991
Total	$34,794,935	$—	$—	$34,794,935

*	Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended November 30, 2015, the Fund had no transfers between any Levels. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average net assets. For the fiscal year ended November 30, 2015, the Adviser earned a fee of $766,669 from the Fund. At November 30, 2015, the Fund owed the Adviser $43,699 for advisory services.

Huntington Asset Services, Inc. (“HASI”) provided the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended November 30, 2015, HASI earned fees of $46,517 for administrative services provided to the Fund. At November 30, 2015, the Fund owed HASI $3,049 for administrative services.

HASI acted as the Fund’s transfer agent and provided fund accounting services. For the fiscal year ended November 30, 2015, HASI earned fees of $44,099 from the Fund for transfer agent services. For the fiscal year ended November 30, 2015, HASI earned fees of $24,808 from the Fund for fund accounting services. At

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

November 30, 2015, the Fund owed HASI $2,082 for fund accounting services. At November 30, 2015, the Fund owed HASI $4,192 for transfer agent services.

Huntington National Bank (the “Custodian”) serves as custodian of the Fund’s investments. For the fiscal year ended November 30, 2015, the Custodian earned fees of $10,393 for custody services provided to the Fund. At November 30, 2015, the Fund owed the Custodian $768 for custody services.

Unified Financial Securities, Inc. (the “Distributor”) acted as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the fiscal year ended November 30, 2015.

Certain officers of the Trust are members of management and/or employees of Ultimus Asset Services, LLC (“Ultimus”) (formerly Huntington Asset Services, Inc.). Ultimus operates as a wholly-owned subsidiary of Ultimus Fund Solutions, LLC, the parent company of the Unified Financial Securities, LLC (formerly Unified Financial Securities, Inc.). Prior to January 1, 2016, HASI and the Distributor operated as wholly-owned subsidiaries of Huntington Bancshares, Inc., the parent company of the Custodian. A Trustee of the Trust is a member of management of the Custodian. Officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a distribution plan under Rule 12b-1 (the “Plan”). Under the Plan, the Fund can pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. The Fund has not implemented its 12b-1 Plan, although the Fund may do so at any time after March 31, 2016, upon notice to shareholders.

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 5. INVESTMENTS

For the fiscal year ended November 30, 2015, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$—
Other	67,260,934
Sales
U.S. Government Obligations	$—
Other	90,038,934

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2015, Bryan Auer and Janet Auer, who are married, owned 54.18% of the Fund. As a result, Bryan and Janet Auer each may be deemed to control the Fund.

NOTE 8. FEDERAL TAX INFORMATION

At November 30, 2015, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	2,466,548
Gross (Depreciation)	(1,512,899)

Net Appreciation on Investments	$953,649

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 8. FEDERAL TAX INFORMATION – continued

At November 30, 2015, the aggregate cost of securities for federal income tax purposes, was $33,841,286.

At November 30, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated capital and other losses	$(37,100,239)
Unrealized appreciation	953,649

$(36,146,590)

The difference between book basis and tax basis unrealized depreciation is attributable to wash sales and basis adjustments for investments in partnerships.

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year are deemed to arise on the first business day of the Fund’s following taxable year.

As of November 30, 2015, accumulated capital and other losses consist of:

Post October Losses	Capital Loss Carryforwards	Qualified Late-Year Ordinary Losses	Total
$ 6,769,699	$ 29,818,510	$ 512,030	$ 37,100,239

As of November 30, 2015, the Fund had available for federal tax purposes an unused capital loss carryforwards of $29,818,510, which are available for offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. Non-expiring carryforwards will be utilized prior to the utilization of carryforwards with expiration dates. The carryforward expires as follows:

No expiration – short term	$6,778,788
No expiration – long term	—
Expires on November 30, 2017	23,039,722

$29,818,510

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 9. RECLASSIFICATION OF CAPITAL ACCOUNTS

Permanent differences, incurred during the year ended November 30, 2015, resulting from differences in book and tax accounting have been reclassified at year end to accumulated undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

Accumulated Undistributed Net Investment Income	$1,400,953
Accumulated Net Realized Gain (Loss)	128,088
Paid-In Capital	(1,529,041)

NOTE 10. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 11. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. On November 13, 2015, Huntington Bancshares Inc. entered into an agreement to sell Huntington Asset Services, Inc. and Unified Financial Services, Inc. to Ultimus Fund Solutions, LLC. The sale closed on December 31, 2015. Management has determined that there were no additional items requiring additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Auer Growth Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Auer Growth Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Auer Growth Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 27, 2016

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 68) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A., a full service trust company, from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 69) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 65) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC, a manufacturer of forged steel wheels and axles, since August 2011; Director Steel Wheels Acquisition Corp., and Standard Steel, Inc., both holding companies which, through subsidiaries, produce steel wheels and axles, since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Independent Trustees – continued
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (Age – 63) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.
Kenneth G.Y. Grant (Age – 66) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 14 series.

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 60)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
John C. Swhear (Age – 54) President, August 2013 to present	Vice President of Legal Administration and Compliance for Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.), the Trust’s administrator, since April 2007, Director since May 2014; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Interim President of Unified Series Trust from March 2012 to August 2013; Senior Vice President of Unified Series Trust from May 2007 to August 2013; Chief Compliance Officer of Unified Financial Securities, LLC., the Trust’s distributor, since May 2007, Director since May 2014; Chief Compliance Officer and AML Officer of Capitol Series Trust since September 2013; Secretary of Huntington Funds from April 2010 to February 2012; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Zachary Richmond (Age – 35) Treasurer and Chief Financial Officer, November 2014 to present	AVP, Associate Director of Financial Administration for Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.), the Trust’s administrator, since January 2011; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Interim Treasurer and Chief Financial Officer of Unified Series Trust from August 2014 to November 2014; Assistant Treasurer of Unified Series Trust from May 2011 to August 2014; Supervisor, Fund Administration for Citi Fund Services Ohio, Inc. from October 2007 to December 2010.
Lynn E. Wood (Age – 69) Chief Compliance Officer, October 2004 to present	Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Interested Trustees & Officers – (continued)
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Latavia M. Evans (Age – 29) Secretary, February 2015 to present	Paralegal, Risk and Compliance, Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.), the Trust’s administrator, since May 2014; Paralegal at private law firm from May 2012 to May 2014; Paralegal at Fayette County Attorney’s Office from February 2011 to May 2012; Paralegal Intern at Kentucky Department of Public Advocacy from September 2010 to December 2010; Student from September 2009 to December 2010.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 14 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that was under common control with Unified Financial Securities, LLC., the Trust’s distributor.

ADVISER RENEWAL AGREEMENT

The Auer Growth Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, SBAuer Funds, LLC (“SBAuer”).

The Board of Trustees, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on July 14, 2015, via teleconference to consider the renewal of the management agreement between the Trust and SBAuer on behalf of the Fund. In advance of the Committee meeting, the Trustees received and reviewed materials compiled by the Trust’s administrator (the “Administrator”). These materials included: (a) a detailed letter to SBAuer requesting information that the Board likely would consider in determining whether to renew the Fund’s management agreement, and SBAuer’s responses; (b) a description of factors considered by the Board in approving the Fund’s management agreement during the prior year; (c) commentary prepared by SBAuer discussing the Fund’s performance over the twelve-months ended May 31, 2015, factors affecting this performance, and why the performance varied from that of the Fund’s benchmarks; (d) a schedule of the Fund’s investments as of May 31, 2015; (e) the Administrator’s memorandum comparing the Fund’s performance returns to those of its benchmarks, peer group and Morningstar category average for relevant periods ended May 31, 2015; comparing the Fund’s advisory fee and total expense ratio to those of its peer group; and providing certain other Fund performance and volatility information as reported by Morningstar; (f) SBAuer’s balance sheet as of May 31, 2015, and profit & loss statement for the year ended May 31, 2015; (g) a profitability analysis prepared by SBAuer with respect to the Fund; (h) a certification from SBAuer that it does not enter into soft-dollar transactions on behalf of the Fund; (i) a copy of the Fund’s management agreement; and (i) a report from the Trust’s Chief Compliance Officer summarizing his review of SBAuer’s compliance program. After discussing the materials, the Committee interviewed two of the Fund’s portfolio managers, one of whom is SBAuer’s Founder and Senior Portfolio Manager.

At the Board’s August 17, 2015, in-person meeting, the Board considered an updated peer-group expense comparison for the Fund and updated performance information as of July 31, 2015. At this in-person meeting, the Board, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or SBAuer, approved the continuation of the management agreement between the Trust and SBAuer on behalf of the Fund for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all of the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors. Because the Fund’s management agreement is reviewed and considered by the Board on an annual basis, the Trustees’ determinations may be based, in part, on their consideration of the management agreement in previous years.

ADVISER RENEWAL AGREEMENT

(a)	The Nature, Extent and Quality of Services – The Trustees reviewed SBAuer’s responses regarding the resources provided to the Fund, and considered whether these resources are adequate in light of the desired growth in the levels of the Fund’s assets. The Trustees determined that SBAuer’s resources appear adequate, and specifically noted that SBAuer continues to provide the services and support of various administrative and professional staff, including three Portfolio Managers and a chief compliance officer. The Trustees also considered SBAuer’s representation that the Fund is its only client. The Trustees noted SBAuer’s explanation to the Committee that, while its investment process has been streamlined, SBAuer continues to manage the Fund using the same investment strategy used by the firm’s initial portfolio managers to manage private accounts since 1987.

(b)	Fund Performance – The Trustees reviewed and discussed the performance of the Fund. The Trustees considered that the Fund’s performance for the year-to-date and one-, three-, and five-year periods ended May 31, 2015 had trailed the performance of the Fund’s two benchmarks, the Russell 2000 Value and S&P 500 Indices, and the performance of the Fund’s peer group average and median. The Trustees considered SBAuer’s representation that much of the Fund’s underperformance over the last year is attributed to the Fund’s significant position in companies in the Energy sector, which performed poorly as the price of oil fell during the year. The Trustees also considered SBAuer’s explanation that market uncertainties in the fall of 2014 led to a flight to large-cap stocks, which hurt the Fund’s relative performance as the Fund primarily held small- and micro-cap stocks.

The Trustees recalled their discussion at the Committee meeting with SBAuer regarding the Fund’s investment strategy, and whether any changes to the strategy were anticipated given the Fund’s general underperformance. The Trustees considered SBAuer’s representation that the strategy had performed well, over the long-term, since its inception in 1987, and that SBAuer does not intend to change the strategy because it continues to believe in its long-term efficacy. The Trustees recalled that, while the Fund had performed poorly for the year ended May 31, 2015, it had outperformed its two benchmarks and its peer group average and median over the previous year ended May 31, 2014. The Trustees also noted that the Fund had been included in the New York Times’ list of top performing funds for the second quarter of 2014, and was the top performing fund in Lipper’s mid-cap core funds category for the same quarter. The Trustees considered that the Fund’s performance was in the top 5% of its Morningstar category over the most recent calendar quarter (the second quarter of 2015). The Trustees concluded that, though the Fund has generally underperformed, SBAuer has not wavered from its detailed investment strategy, as described in the Fund’s prospectus since inception. They noted that SBAuer continues to have confidence in its investment strategy, and SBAuer’s explanation to the Committee that, historically, the investment strategy has had substantial periods of underperformance before recovering.

(c)

Fee Rate and Profitability – The Trustees noted that the Fund’s advisory fee is the highest in its peer group. The Trustees considered SBAuer’s explanation that its higher fee rate is appropriate because the strategy it uses to manage the Fund is expensive and labor intensive, requiring the manual review and evaluation of

ADVISER RENEWAL AGREEMENT

8,000+ stocks several times a year, as well as more frequent reviews of each stock held by the Fund. The Trustees also considered a profitability analysis prepared by SBAuer with respect to its relationship with the Fund, which showed that, whether or not marketing expenses are taken into consideration, SBAuer is earning a profit as a result of managing the Fund. The Trustees determined that the profit is not excessive, in part based their consideration of comparative profitability information from a Management Practice Inc. survey on the profitability of publicly owned investment management companies. The Trustees concluded that the current advisory fee for the Fund represents reasonable compensation in light of the nature and quality of services being provided to the Fund and the costs incurred by SBAuer in providing these services.

The Trustees considered other potential benefits that SBAuer may receive in connection with its management of the Fund. The Trustees considered SBAuer’s representation that it does not direct Fund transactions to broker-dealers that, in exchange, provide SBAuer with research services or other “soft dollar” benefits.

(d)	Economies of Scale – In determining the reasonableness of the advisory fee and SBAuer’s profitability, the Trustees also considered whether economies of scale will be realized by SBAuer as the Fund grows larger, and the extent to which this is reflected in the advisory fee. The Trustees also considered SBAuer’s representation that it does not expect to realize economies of scale as the Fund grows because, as the Fund becomes larger, its investment strategy becomes more complex and expensive to execute. The Trustees determined that, in light of the size of the Fund and the profitability of SBAuer with respect to the Fund, it does not appear that SBAuer is realizing benefits from economies of scale in managing the Fund to such an extent that the advisory fee for the Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 711-2837 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period is available without charge upon request by (1) calling the Fund at (888) 711-2837 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Latavia M. Evans, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

SBAuer Funds, LLC

10401 N. Meridian Street, Suite 100

Indianapolis, IN 46290

DISTRIBUTOR

Unified Financial Securities, LLC.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 4415

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

AUER GROWTH FUND

(AUERX)

Annual Report

November 30, 2015

SBAuer Funds, LLC

10401 N. Meridian St., Suite 100

Indianapolis, IN 46290

Toll Free – 888-711-AUER (2837)

www.auergrowthfund.com

Annual Report

November 30, 2015

www.1492Funds.com

Fund Adviser:

1492 Capital Management, LLC

309 North Water Street, Suite 505

Milwaukee, WI 53202

Toll Free (877) 571-1492

1492 FUNDS – DISCOVERING OPPORTUNITY

November 30, 2015

Dear fellow shareholder,

Welcome to our final report for the year ended November 30th and to our second update since the conversion from the 1492 Small Cap Growth Fund to the 1492 Small Cap Core Alpha Fund. As referenced in Note 10 of the Notes to the Financial Statements, the Fund is no longer accepting purchase orders for its shares and it will close effective as of February 26, 2016. Before we discuss the details of the Fund’s performance, we believe it’s important to reiterate our investment philosophy and process. Our investment philosophy is that stock selection is key to creating excess returns, and the 1492 Small Cap Core Alpha Fund invests primarily in 20-40 U.S. small-capitalization companies that we believe offer the best risk-to-reward metrics at the time of purchase. As a result of our extensive fundamental research, the holdings are approximately equally divided between small-cap growth and value stocks and focused on what we believe are the best ideas in the small-cap universe. With thematic investing as our foundation, we meet with hundreds of companies annually to identify investment themes that may serve as catalysts for revenue and earnings growth. In constructing the theme, we seek to identify all the companies, including competitors and suppliers, in the small cap space that could benefit from this theme. After identifying a company, we apply our rigorous valuation process that considers factors such as earnings, self-funding growth prospects, the balance sheet and quality of management. If we are satisfied with the investment credentials, the company becomes a potential holding for the Fund.

Similar to last year, the largest stocks in the indices have performed significantly better than their smaller brethren, where our Fund invests. As an example, the largest quintile of market capitalization in the Russell 2000® Index outperformed the smallest quintile by approximately 9% (+1.8% vs -7.4%) for the eleven months ended November 30, 2015, according to Bank of America Merrill Lynch’s small cap research. We purposely skew smaller than the benchmark index with respect to average market capitalization, and this skew has impacted near term performance. However, our investment team believes that identifying companies earlier in their growth curve can generate excess returns over a market cycle. The key point to remember is that we are long term investors at 1492 Capital Management and we believe that our investment philosophy and patience will help to make small cap equities an attractive investment for the future. Please read on to learn more about the 1492 Small Cap Core Alpha Fund.

The performance of the Fund lagged the Russell 2000® Index and the Russell 2000® Growth Index for the fiscal year ended November 30, 2015 with a return of -6.12% versus a +3.51% and +6.63% for the indexes, respectively. All of the underperformance was due to stock selection. The three key sectors that impacted performance to the downside were Consumer Discretionary, Information Technology and Industrials. Within Consumer Discretionary, two holdings, in particular, contributed heavily to this sector’s underperformance, and we have exited one of the holdings due to deteriorating fundamentals from its acquisition of a retail chain competitor. Within Industrials and Information Technology, poor stock selection weighed on performance, as industrial stocks with energy exposure were hit particularly hard in December 2014 due to oil’s price collapse. On the positive side, the Healthcare and Energy sectors were our top two outperforming sectors for the

1

12 months ended November 30, 2015. During the first quarter of calendar year 2015, our largest pharmaceutical holding rebounded sharply from a steep inventory-related selloff at the end of calendar 2014 and was subsequently acquired by another large pharmaceutical company. It is noteworthy that the Fund’s healthcare holdings outperformed both the Russell 2000® and Russell 2000® Growth Healthcare sectors despite our lack of speculative early stage biotech companies that were market favorites for most of the 12 months ended November 30, 2015. Within the Energy sector, the Fund outperformed primarily from being underweight the sector for most of the year. We are cautiously optimistic that the decline in investment in new oil and gas drilling has finally resulted in reduced oil and gas production in the United States, and we believe that the Energy sector is in the process of bottoming out.

Lastly, while in its early stages, we believe that an investment style shift is developing that transitions from speculative, negative EBIT (Earnings Before Interest and Taxes) companies back to companies that generate positive EBIT. Figure 1 illustrates the strong relative performance of negative EBIT companies versus positive EBIT companies from January 2013 through June 2015 (approximately 810 basis points annually).

2

As Figure 2 shows, much, if not all of the outperformance of negative EBIT companies since the beginning of 2013 is attributable to biotech stocks, which launched a major inflection at that time. While the impact of these negative EBIT companies on performance has been undeniable, we believe that we’re entering an environment that resembles the 1995 through 2012 period where positive EBIT companies once again outperform negative EBIT companies.

At 1492 Capital Management, our investment philosophy and process focuses our investment team on companies that have positive EBIT, strong management teams, and compelling valuations. With positive EBIT companies declining 10.1% in the third quarter calendar 2015 versus a drop of 22.7% for negative EBIT companies, a return to “true” fundamental investing may be underway and could be positive for 1492 Capital Management’s investment style.

As indicated in the opening sentence of this letter, we have made the difficult business decision to close the mutual fund and we’d like to thank all of the shareholders for their investment in the Fund. We welcome the opportunity to discuss our investment philosophy and process, so please call Tim Stracka at 414-238-3398.

Sincerely,

Joe Frohna and Tim Stracka

Founding Principals

3

INVESTMENT RESULTS – (Unaudited)

Total Returns*

(For the periods ended November 30, 2015)

	1 Year	Average Annual Returns Since Inception December 29, 2011
1492 Small Cap Core Alpha Fund	-6.12%	9.28%
Russell 2000® Index**	3.51%	14.79%
Russell 2000® Growth Index**	6.63%	16.33%

Total annual operating expenses as disclosed in the Fund’s prospectus dated March 20, 2015, were 3.84% of average daily net assets (1.13% after fee waiver/expense reimbursements by the Adviser). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions, borrowing costs, taxes, acquired fund fees and expenses, and extraordinary litigation expenses do not exceed 1.10% of the Fund’s average daily net assets through March 31, 2016. Additional information pertaining to the Fund’s expense ratios as of November 30, 2015, can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-571-1492.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The Russell 2000® Index and the Russell 2000® Growth Index (the “Indices”) are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. Individuals cannot invest directly in these Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-877-571-1492. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, Member FINRA.

4

Comparison of the Growth of a $10,000 Investment in the 1492 Small Cap Core Alpha Fund,

the Russell 2000® Index and the Russell 2000® Growth Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 29, 2011 (commencement of Fund operations) and held through November 30, 2015. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-571-1492. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

5

FUND HOLDINGS – (Unaudited)

1492 Small Cap Core Alpha Fund Holdings as of November 30, 20151

[1]	As a percentage of net assets.

The investment objective of the 1492 Small Cap Core Alpha Fund is long-term capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q is available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6

ABOUT THE FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1492 Small Cap Core Alpha Fund	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period June 1, 2015– November 30, 2015*
Actual	$1,000.00	$926.60	$5.32
Hypothetical** (5% return before expenses)	$1,000.00	$1,019.55	$5.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

7

1492 SMALL CAP CORE ALPHA FUND

SCHEDULE OF INVESTMENTS

November 30, 2015

Shares	COMMON STOCKS – 88.45%	Fair Value
	Consumer Discretionary – 6.50%
3,875	Duluth Holdings, Inc. *	$55,606
3,530	Nutrisystem, Inc.	80,978
6,768	Sonic Corp.	196,678

		333,262

	Energy – 4.88%
8,173	Ardmore Shipping Corp.	102,326
11,465	Euronav NV	147,669

		249,995

	Financials – 18.78%
11,444	BofI Holding, Inc. *	229,223
13,960	CenterState Banks, Inc.	222,522
10,181	Federated National Holding Co.	291,075
8,530	Green Bancorp, Inc. *	115,667
3,434	LegacyTexas Financial Group, Inc.	104,771

		963,258

	Health Care – 21.90%
5,988	Acorda Therapeutics, Inc. *	228,682
19,778	BioDelivery Sciences International, Inc. *	121,239
13,790	BioTelemetry, Inc. *	173,892
8,467	Nektar Therapeutics *	132,593
37,171	NeoGenomics, Inc. *	296,253
10,505	Quality Systems, Inc.	170,706

		1,123,365

	Industrials – 8.91%
18,260	Fly Leasing Ltd. ADR	251,258
3,413	Mobile Mini, Inc.	120,991
4,541	TASER International, Inc. *	84,917

		457,166

See accompanying notes which are an integral part of these financial statements.

8

1492 SMALL CAP CORE ALPHA FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2015

Shares	COMMON STOCKS – 88.45% – continued	Fair Value
	Information Technology – 17.04%
16,827	Atmel Corp.	145,554
6,833	Infinera Corp. *	153,879
4,910	Microsemi Corp. *	176,809
42,973	Oclaro, Inc. *	147,827
2,731	Synchronoss Technologies, Inc. *	107,520
8,920	USA Technologies, Inc. *	28,990
6,077	VASCO Data Security International, Inc. *	113,518

		874,097

	Telecommunication Services – 10.44%
31,291	in Contact, Inc. *	308,842
9,900	RingCentral, Inc. *	226,809

		535,651

	TOTAL COMMON STOCKS (Cost $4,185,849)	4,536,794

	MONEY MARKET SECURITIES – 12.13%
622,084	Fidelity Institutional Money Market Treasury Portfolio – Class I, 0.01% (a)	622,084

	TOTAL MONEY MARKET SECURITIES (Cost $622,084)	622,084

	TOTAL INVESTMENTS – 100.58% (Cost $4,807,933)	$5,158,878

	Liabilities in Excess of Other Assets – (0.58)%	(29,813)

	NET ASSETS – 100.00%	$5,129,065

(a)	Rate disclosed is the seven day yield as of November 30, 2015.

*	Non-income producing security.

ADR	– American Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.).

See accompanying notes which are an integral part of these financial statements.

9

1492 SMALL CAP CORE ALPHA FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2015

Assets
Investments in securities at fair value (cost $4,807,933)	$5,158,878
Dividends receivable	1,055
Tax reclaims receivable	724
Receivable from Adviser	10,971
Prepaid expenses	5,026

Total Assets	5,176,654

Liabilities
Payable to administrator, fund accountant, and transfer agent	18,090
Payable to custodian	1,697
Payable to trustees	3,319
Other accrued expenses	24,483

Total Liabilities	47,589

Net Assets	$5,129,065

Net Assets consist of:
Paid-in capital	$5,166,830
Accumulated undistributed net realized loss from investments	(388,710)
Net unrealized appreciation on investments	350,945

Net Assets	$5,129,065

Shares outstanding (unlimited number of shares authorized, no par value)	401,536

Net asset value (“NAV”) and offering price per share	$12.77

Redemption price per share (NAV * 98%) (a)	$12.51

(a)	The Fund charges a 2.00% redemption fee on shares redeemed in 60 days or less of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

10

1492 SMALL CAP CORE ALPHA FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2015

Investment Income
Dividend income (net of foreign taxes withheld of $1,182)	$59,662

Total investment income	59,662

Expenses
Investment Adviser fee	54,538
Administration expenses	35,000
Fund accounting expenses	25,000
Transfer agent expenses	46,002
Legal expenses	28,395
Registration expenses	7,399
Custodian expenses	6,708
Audit expenses	15,500
Trustee expenses	15,833
Insurance expense	3,891
Pricing expenses	2,511
Report printing expense	11,235
CCO expense	9,293
Miscellaneous expenses	4,443

Total expenses	265,748

Fees waived and reimbursed by Adviser	(205,743)

Net operating expenses	60,005

Net investment loss	(343)

Net Realized and Unrealized Loss on Investments
Net realized loss on investment securities transactions	(249,842)
Net change in unrealized appreciation of investment securities	(76,319)

Net realized and unrealized loss on investments	(326,161)

Net decrease in net assets resulting from operations	$(326,504)

See accompanying notes which are an integral part of these financial statements.

11

1492 SMALL CAP CORE ALPHA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014
Decrease in Net Assets due to:
Operations
Net investment loss	$(343)	$(54,405)
Net realized gain (loss) on investment securities transactions	(249,842)	209,071
Net change in unrealized appreciation of investment securities	(76,319)	(920,377)

Net decrease in net assets resulting from operations	(326,504)	(765,711)

Distributions
From net realized gains	(292,743)	(236,089)

Total distributions	(292,743)	(236,089)

Capital Transactions
Proceeds from shares sold	510,633	5,347,922
Reinvestment of distributions	281,921	233,331
Amount paid for shares redeemed	(491,149)	(4,311,653)

Net increase in net assets resulting from capital transactions	301,405	1,269,600

Total Increase (Decrease) in Net Assets	(317,842)	267,800

Net Assets
Beginning of year	5,446,907	5,179,107

End of year	$5,129,065	$5,446,907

Accumulated undistributed net investment loss	$—	$(50,350)

Share Transactions
Shares sold	37,810	319,947
Shares issued in reinvestment of distributions	21,065	15,628
Shares redeemed	(35,673)	(281,388)

Net increase in shares outstanding	23,202	54,187

See accompanying notes which are an integral part of these financial statements.

12

1492 SMALL CAP CORE ALPHA FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014		For the Year Ended November 30, 2013	For the Period Ended November 30, 2012(a)
Selected Per Share Data
Net asset value, beginning of period	$14.40	$15.98		$10.57	$10.00

Income from investment operations:
Net investment income (loss)	— (c)	(0.13)		(0.09)	(0.08	)(b)
Net realized and unrealized gains (losses)	(0.85)	(0.73)		5.50	0.65	(d)

Total income (loss) from investment operations	(0.85)	(0.86)		5.41	0.57

Less distributions to shareholders:
From net investment income	—	—		— (c)	—
From net realized gain	(0.78)	(0.72)		—	—

Total distributions	(0.78)	(0.72)		—	—

Net asset value, end of period	$12.77	$14.40		$15.98	$10.57

Total Return (e)	(6.12)%	(5.56)%		51.21%	5.70	%(f)

Ratios and Supplemental Data
Net assets, end of period (000)	$5,129	$5,447		$5,179	$2,697
Ratio of expenses to average net assets	1.10%	1.12	%(g)	1.10%	1.10	%(h)
Ratio of expenses to average net assets before waiver & reimbursement by Adviser	4.87%	3.83%		6.07%	13.85	%(h)
Ratio of net investment loss to average net assets	(0.01)%	(0.78)%		(0.78)%	(0.83	)%(h)
Portfolio turnover rate	187%	176%		104%	106	%(f)

(a)	For the period December 29, 2011 (commencement of operations) through November 30, 2012.
(b)	Per share amounts calculated using average shares method.
(c)	Amount rounds to less than $0.005 per share.
(d)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(e)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f)	Not annualized.
(g)	Includes overdraft expense of 0.02%.
(h)	Annualized.

See accompanying notes which are an integral part of these financial statements.

13

1492 SMALL CAP CORE ALPHA FUND

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2015

NOTE 1. ORGANIZATION

The 1492 Small Cap Core Alpha Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on September 27, 2011. Prior to March 20, 2015, the Fund was known as the 1492 Small Cap Growth Fund and operated under a different investment strategy. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on December 29, 2011. The Fund’s investment adviser is 1492 Capital Management, LLC (the “Adviser”). The investment objective is to provide long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These polices are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

As of and during the year ended November 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The

14

1492 SMALL CAP CORE ALPHA FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Fund is subject to examination by U.S. federal tax authorities for the last three year ends, including the most recent fiscal year end which has yet to be filed.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determines to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial statement purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. For the year ended November 30, 2015, no redemption fees were collected.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and net realized short-term capital gains, if any, to its shareholders on at least an annual basis. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

15

1492 SMALL CAP CORE ALPHA FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued by using market quotations, furnished by a pricing service. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines

16

1492 SMALL CAP CORE ALPHA FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are generally categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the mutual fund. These securities are categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2015:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$4,536,794	$—	$—	$4,536,794
Money Market Securities	622,084	—	—	622,084
Total	$5,158,878	$—	$—	$5,158,878
*	Refer to Schedule of Investments for industry classifications

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this

17

1492 SMALL CAP CORE ALPHA FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

reporting period. The Fund recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between fair value hierarchy levels during the year ended November 30, 2015.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended November 30, 2015, the Adviser earned fees of $54,538 from the Fund before the reimbursement described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, excluding brokerage fees and commissions, borrowing costs, taxes, acquired fund fees and expenses, and extraordinary litigation expenses so that total annual fund operating expenses do not exceed 1.10% of the Fund’s average daily net assets. The contractual agreement with respect to the Fund is in effect through March 31, 2016. For the year ended November 30, 2015, the Adviser waived fees and reimbursed expenses in the amount of $205,743. At November 30, 2015, the Adviser owed the Fund $10,971.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at November 30, 2015, are as follows:

Amount	Recoverable through November 30,
$191,337	2016
189,225	2017
205,743	2018

Huntington Asset Services, Inc. (“HASI”) provided the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended November 30, 2015, HASI earned fees of $35,000 for administrative services provided to the Fund. At November 30, 2015, the Fund owed HASI $5,833 for administrative services.

18

1492 SMALL CAP CORE ALPHA FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

HASI acted as the Fund’s transfer agent and provided fund accounting services. For the fiscal year ended November 30, 2015, HASI earned fees of $46,002 from the Fund for transfer agent services. For the fiscal year ended November 30, 2015, HASI earned fees of $25,000 from the Fund for fund accounting services. At November 30, 2015, the Fund owed HASI $4,167 for fund accounting services. At November 30, 2015, the Fund owed HASI $8,090 for transfer agent services.

Huntington National Bank (the “Custodian”) serves as custodian of the Fund’s investments. For the fiscal year ended November 30, 2015, the Custodian earned fees of $6,708 for custody services provided to the Fund. At November 30, 2015, the Fund owed the Custodian $1,697 for custody services.

Unified Financial Securities, Inc. (the “Distributor”) acted as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the fiscal year ended November 30, 2015.

Certain officers of the Trust are members of management and/or employees of Ultimus Asset Services, LLC (“Ultimus”) (formerly Huntington Asset Services, Inc.). Ultimus operates as a wholly-owned subsidiary of Ultimus Fund Solutions, LLC, the parent company of the Unified Financial Securities, LLC (formerly Unified Financial Securities, Inc.). Prior to January 1, 2016, HASI and the Distributor operated as wholly-owned subsidiaries of Huntington Bancshares, Inc., the parent company of the Custodian. A Trustee of the Trust is a member of management of the Custodian. Officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

NOTE 5. INVESTMENT TRANSACTIONS

For the year ended November 30, 2015, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases
U.S. Government Obligations	$—
Other	9,570,625
Sales
U.S. Government Obligations	$—
Other	9,654,142

19

1492 SMALL CAP CORE ALPHA FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2015, Virginia P. Wright, directly and indirectly, owned cumulatively 41.46% of the Fund. As a result, Virginia P. Wright may be deemed to control the Fund.

NOTE 8. FEDERAL TAX INFORMATION

At November 30, 2015, the appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$521,878
Gross Depreciation	(182,637)

Net Appreciation on Investments	$339,241

At November 30, 2015, the aggregate cost of securities for federal income tax purposes was $4,819,637.

The tax character of distributions paid during the year ended November 30, 2015 and 2014 were as follows:

	2015	2014
Ordinary income	$—	$—
Long-term capital gain	292,743	236,089

Total distributions paid	$292,743	$236,089

At November 30, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gains	$—
Accumulated capital and other losses	(377,006)
Unrealized appreciation (depreciation)	339,241

$(37,765)

20

1492 SMALL CAP CORE ALPHA FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2015

8. FEDERAL TAX INFORMATION – continued

At November 30, 2015, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

As of November 30, 2015, the Fund has available for tax purposes an unused capital loss carryforward of $86,545 of short-term capital losses with no expiration, which is available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended November 30, 2015, the Fund deferred post October capital losses in the amount of $290,461.

NOTE 9 – RECLASSIFICATION OF CAPITAL ACCOUNTS

Permanent differences, incurred during the year ended November 30, 2015, resulting from differences in book and tax accounting have been reclassified at year end to accumulated undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

Accumulated Undistributed Net Investment Income	$50,693
Accumulated Net Realized Gain (Loss)	2,803
Paid-In Capital	(53,496)

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. On November 13, 2015, Huntington Bancshares Inc. entered into an agreement to sell Huntington Asset Services, Inc. and Unified Financial Services, Inc. to Ultimus Fund Solutions, LLC. The sale closed on December 31, 2015. Management has determined that there were no additional items requiring additional disclosure.

On January 12, 2016, the Board determined to redeem all outstanding shares of the Fund and to cease operations of the Fund due to the Adviser’s business decision that it will not continue to manage the Adviser’s Small Cap Core Alpha Strategy in the Fund because of the difficulty encountered in distributing the Fund’s shares. As of January 13, 2016, the Fund is no longer accepting purchase orders for its shares and it will close effective as of February 26, 2016.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of 1492 Small Cap Core Alpha Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of 1492 Small Cap Core Alpha Fund (the “Fund”, formerly known as 1492 Small Cap Growth Fund), a series of Unified Series Trust, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 1492 Small Cap Core Alpha Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 9 to the financial statements, the Board of Trustees approved a plan of liquidation on January 12, 2016. The liquidation will be effective on February 26, 2016.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 27, 2016

22

TRUSTEES AND OFFICERS – (Unaudited)

November 30, 2015

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 68) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A., a full service trust company, from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 69) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 65) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC, a manufacturer of forged steel wheels and axles, since August 2011; Director Steel Wheels Acquisition Corp., and Standard Steel, Inc., both holding companies which, through subsidiaries, produce steel wheels and axles, since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

23

TRUSTEES AND OFFICERS – (Unaudited) (continued)

November 30, 2015

Independent Trustees – continued
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (Age – 63) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.
Kenneth G.Y. Grant (Age – 66) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 14 series.

24

TRUSTEES AND OFFICERS – (Unaudited) (continued)

November 30, 2015

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 60)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
John C. Swhear (Age – 54) President, August 2013 to present	Vice President of Legal Administration and Compliance for Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.), the Trust’s administrator, since April 2007, Director since May 2014; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Interim President of Unified Series Trust from March 2012 to August 2013; Senior Vice President of Unified Series Trust from May 2007 to August 2013; Chief Compliance Officer of Unified Financial Securities, LLC, the Trust’s distributor, since May 2007, Director since May 2014; Chief Compliance Officer and AML Officer of Capitol Series Trust since September 2013; Secretary of Huntington Funds from April 2010 to February 2012; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Zachary Richmond (Age – 35) Treasurer and Chief Financial Officer, November 2014 to present	AVP, Associate Director of Financial Administration for Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.), the Trust’s administrator, since January 2011; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Interim Treasurer and Chief Financial Officer of Unified Series Trust from August 2014 to November 2014; Assistant Treasurer of Unified Series Trust from May 2011 to August 2014; Supervisor, Fund Administration for Citi Fund Services Ohio, Inc. from October 2007 to December 2010.

25

TRUSTEES AND OFFICERS – (Unaudited) (continued)

November 30, 2015

Interested Trustees & Officers – continued
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Lynn E. Wood (Age – 69) Chief Compliance Officer, October 2004 to present	Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.
Latavia M. Evans (Age – 29) Secretary, February 2015 to present	Paralegal, Risk and Compliance, Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.), the Trust’s administrator, since May 2014; Paralegal at private law firm from May 2012 to May 2014; Paralegal at Fayette County Attorney’s Office from February 2011 to May 2012; Paralegal Intern at Kentucky Department of Public Advocacy from September 2010 to December 2010; Student from September 2009 to December 2010.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 14 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that was under common control with Unified Financial Securities, LLC, the Trust’s distributor.

26

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

November 30, 2015

The 1492 Small Cap Core Alpha Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, 1492 Capital Management, LLC (“1492”).

The Board of Trustees, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on October 13, 2015, via teleconference to consider the renewal of the management agreement between the Trust and 1492 on behalf of the Fund. In advance of the Committee meeting, the Trustees received and reviewed materials compiled by the Trust’s administrator (the “Administrator”). These materials included: (a) a detailed letter to 1492 requesting information that the Board likely would consider in determining whether to renew the Fund’s management agreement, and 1492’s responses; (b) a description of factors considered by the Board in approving the Fund’s management agreement during the prior year; (c) commentary prepared by 1492 discussing the Fund’s performance for the year ended July 31, 2015, factors affecting this performance, and an explanation of the Fund’s performance relative to that of its benchmark; (d) a schedule of the Fund’s investments as of May 31, 2015; (e) the Administrator’s memorandum comparing the Fund’s performance returns to the returns of the Fund’s benchmark, Morningstar category average, and peer group for periods ended July 31, 2015; comparing the Fund’s advisory fee and total expense ratio to those of its peer group; and providing certain other performance and volatility information included in Morningstar’s report for the Fund; (f) a profitability analysis prepared by 1492 with respect to the Fund; (g) a soft dollar report for the Fund prepared by 1492; (h) a copy of the Fund’s management agreement; and (h) a report from the Trust’s Chief Compliance Officer summarizing his review of 1492’s compliance program. After discussing the materials, the Committee interviewed 1492’s Founding Principal (who is also a Managing Member of 1492 and serves as a portfolio manager of the Fund), Chief Compliance Officer (who also serves as Chief Operating Officer), and Director of Institutional Sales (who is also a Managing Member of 1492).

At the Board’s November 9, 2015, in-person meeting, the Board considered 1492’s summary balance sheet as of December 31, 2014, and profit and loss statement for 2014. At this in-person meeting, the Board, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or 1492, approved the continuation of the management agreement between the Trust and 1492 on behalf of the Fund for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all of the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors. Because the Fund’s management agreement is reviewed and considered by the Board on an annual basis, the Trustees’ determinations may be based, in part, on their consideration of the management agreement in previous years.

27

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

November 30, 2015

(a)	The Nature, Extent and Quality of Services – The Trustees reviewed and considered information regarding the nature, extent, and quality of services that 1492 provides to the Fund. The Committee considered that these services include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions and compliance with applicable Trust policies and procedures, and voting proxies on behalf of the Fund. The Committee considered the qualifications and experience of the 1492 portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at 1492 who provide services to the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by 1492.

(b)	Fund Performance – The Trustees next reviewed and discussed the Fund’s performance for periods ended July 31, 2015. The Trustees observed that the Fund had underperformed its peer group average and median over the year-to-date and one- and three-year periods. The Trustees also noted that the Fund had underperformed its benchmark index (the Russell 2000 Index) over the year-to-date and one-year periods, although its performance was in-line with the performance of the benchmark over the five-year period. The Trustees recalled that the Fund changed its investment strategy in March 2015 from investing primarily in small cap growth companies to investing in both growth and value small cap companies (i.e., a small-cap “core” strategy). In light of this fairly recent change in investment strategy, the Trustees noted the limitations in comparing the Fund’s performance to that of its new peer group and benchmark. The Trustees recalled their discussions with 1492 at the Committee meeting regarding factors that had hurt the Fund’s relative performance during the past year, including securities transaction costs associated with the Fund’s recent change in investment strategy and the Fund’s overweighting of smaller issuers within the small-cap space (when larger small-cap issuers had significantly outperformed over the year).

The Trustees also considered information about the Fund’s performance against a composite of other accounts managed by 1492 using its small cap core alpha strategy for the period from March 20, 2015 (the date the Fund changed its investment strategy) through July 31, 2015. The Trustees noted 1492’s representation that these separate accounts are managed on a consistent basis with the Fund, though there generally are slight differences in performance because of differences in fees and cash flows.

(c)	Fee Rate and Profitability – The Trustees considered that although the Fund’s gross advisory fee is higher than the peer group median and average, no advisory fees are paid by shareholders because of 1492’s contractual obligation to waive its advisory fees and reimburse certain operating expenses of the Fund through March 31, 2016. The Trustees also considered a profitability analysis prepared by 1492 with respect to its relationship with the Fund, which showed that, whether or not marketing expenses are taken into consideration, 1492 is not earning a profit as a result of managing the Fund. The Trustees concluded that the current advisory fee for the Fund represents reasonable compensation in light of the nature and quality of services being provided to the Fund, the fees paid by competitive mutual funds, and the costs incurred by 1492 in providing services to the Fund.

28

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

November 30, 2015

The Trustees noted 1492’s representation that it charges separate accounts managed using its small cap alpha core strategy a management fee that varies from 1.00% to 1.25%, in comparison to the Fund’s 1.00% gross management fee. In comparing these fees, the Trustees considered differences between the services provided to the Fund and those generally proved to separate accounts. The Trustees did not rely on this fee comparison to a significant extent, however, in considering the reasonableness of the Fund’s advisory fee.

The Trustees considered other potential benefits that 1492 may receive in connection with its management of the Fund. These benefits include third-party research obtained using soft dollars generated by certain Fund transactions, which may be used to benefit the Fund along with other 1492 advisory clients. The Trustees noted that 1492 directs the Fund’s brokerage transactions to brokers who provide 1492 with access to research services. The Committee determined that the benefits derived by 1492 with respect to the Fund’s soft-dollar brokerage arrangements were consistent with soft-dollar benefits typically derived by investment advisors to mutual funds.

(d)	Economies of Scale – In determining the reasonableness of the advisory fee, the Trustees also considered whether economies of scale will be realized by 1492 as the Fund grows larger and the extent to which this is reflected in the advisory fee. The Trustees determined that, in light of the size of the Fund and 1492’s lack of profitability with respect to the Fund, it does not appear that 1492 is realizing benefits from economies of scale in managing the Fund to such an extent that the advisory fee for the Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

29

OTHER FEDERAL INCOME TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2015 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

For the year ended November 30, 2015, the Fund designated $292,743 as long-term capital gain distributions.

30

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 571-1492 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies is available without charge upon request by calling the Fund at (877) 571-1492 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Latavia M. Evans, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

1492 Capital Management LLC

309 North Water Street, Suite 505

Milwaukee, WI 53202

www.1492Funds.com

DISTRIBUTOR

Unified Financial Securities, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

31

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Symons Value Institutional Fund:	FY 2015	$13,000
	FY 2014	$12,500

Roosevelt Multi-Cap Fund:	FY 2015	$13,500
	FY 2014	$13,000

Auer Growth Fund:	FY 2015	$13,000
	FY 2014	$13,500

1492 Small Cap Core Alpha Fund:	FY 2015	$13,000
	FY 2014	$12,500

(b)	Audit-Related Fees

Registrant
Symons Value Institutional Fund:	FY 2015	$0
	FY 2014	$0

Roosevelt Multi-Cap Fund:	FY 2015	$0
	FY 2014	$0

Auer Growth Fund:	FY 2015	$0
	FY 2014	$0

1492 Small Cap Core Alpha Fund:	FY 2015	$0
	FY 2014	$0

(c)	Tax Fees

Registrant
Symons Value Institutional Fund:	FY 2015	$2,500
	FY 2014	$5,000

Roosevelt Multi-Cap Fund:	FY 2015	$2,500
	FY 2014	$2,500

Auer Growth Fund:	FY 2015	$3,500
	FY 2014	$2,500

1492 Small Cap Core Alpha Fund:	FY 2015	$2,500
	FY 2014	$2,500

Nature	of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant
Symons Value Institutional Fund:	FY 2015	$0
	FY 2014	$0

Roosevelt Multi-Cap Fund:	FY 2015	$0
	FY 2014	$0

Auer Growth Fund:	FY 2015	$0
	FY 2014	$0

1492 Small Cap Core Alpha Fund:	FY 2015	$0
	FY 2014	$0

Nature of the fees: Not applicable

(e) (1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2015	$0	$0
FY 2014	$0	$0

(h) The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Unified Series Trust

By	/s/ John C. Swhear
John C. Swhear, President

Date 1/27/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John C. Swhear
John C. Swhear, President

Date 1/27/2016

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date 1/27/2016